                                                                   EXHIBIT 10.17



                    PURCHASE AND SALE AGREEMENT - TRANSTEXAS

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                                  EXHIBIT "A"
                                     CHARCO
                              ZAPATA COUNTY, TEXAS

                                     PART I

1. Oil & Gas Lease between Derly Villarreal, et al, as Lessors and TransAmerican Natural Gas Corporation, as Lessee dated October 20, 1990, recorded in Volume 480, Page 252 of the Official Records of Zapata County, Texas. (005-001B)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         Derly No. 1                  147576           100%          80%
         Derly No. 2                  152431           100%          80%
         Derly No. 3                  150710           100%          80%
         Derly No. 4                  152451           100%          80%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                            W.I. 100%     N.R.I. 80%


2. Oil & Gas Lease between Jacoba Villarreal, Trustee, as Lessor and TransAmerican Natural Gas Corporation, as Lessee, dated September 30, 1990, but effective September 17, 1990, recorded in Volume 433, Page 391 of the Official Records of Zapata County, Texas. One year Lease Extension dated September 16, 1993, recorded in Volume 486, Page 676, and additional year Lease Extension dated September 9, 1994, recorded in Volume 509, Page 592. Rental Division Order dated June 18, 1969, recorded in Volume 155, Page 33. (005-002B)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         Jacoba No. A1                156605           100%          78.5%
         Jacoba No. A2                000011           100%          78.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.5%

3. Memorandum of Oil & Gas Lease between Ramirez Mineral Trust, as Lessor and TransAmerican Natural Gas Corporation, as Lessee, dated June 15, 1989, recorded in Volume 416, Page 195 of the Official Records of Zapata County, Texas. (005-003A)

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS


                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         R.M.T. No. 1                 127973           100%          73.5%
         R.M.T. No. 2                 151335           100%          73.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 73.5%

4. Memorandum of Oil and Gas Lease between Gloria E. Gutierrez, et al, as Lessors and TransTexas Gas Corporation, as Lessee, dated March 7, 1994, recorded in Volume 503 at Page 476 of the Official Records of Zapata County, Texas. (005-005/01B)

5. Oil and Gas Lease between Gloria E. Gutierrez, et al, as Lessors and TransTexas Gas Corporation, as Lessee, dated March 7, 1994, recorded in Volume 497 at Page 444, Correction Memorandum of Oil and Gas Lease recorded in Volume 518 at Page 310 of the Official Records of Zapata County, Texas. (005-005/02B)

6. Oil and Gas Lease between Manuel G. Ramirez, et ux, as Lessors and TransTexas Gas Corporation, as Lessee, dated March 5, 1994, recorded in Volume 498 at Page 44 of the Official Records of Zapata County, Texas. (005-006B)

7. Oil and Gas Lease between Juan D. Gutierrez, et ux, as Lessors and TransTexas Gas Corporation, as Lessee, dated July 1, 1994, a Memorandum of which is recorded in Volume 508 at Page 464 of the Official Records of Zapata County, Texas. (005-007B)

8. Oil and Gas Lease between Derly N. Ramirez, et ux, as Lessors and TransTexas Gas Corporation, as Lessee, dated April 26, 1996, a
         Memorandum of which is recorded in Volume         at Page
         of the Official Records of Zapata County, Texas.  (005-008B)

9. Memorandum of Oil and Gas Lease between Jose C. Gutierrez, et al, as Lessors and TransTexas Gas Corporation, as Lessee, dated November 15, 1994, recorded in Volume 513 at Page 213 of the Official Records of Zapata County, Texas. (005-010B)

10. Memorandum of Oil and Gas Lease between Rafael Eduardo Gutierrez, et ux, as Lessors and TransTexas Gas Corporation, as Lessee, dated August 15, 1994, recorded in Volume 508 at Page 467 of the Official Records of Zapata County, Texas. (005-011B)

11. Oil and Gas Lease between Jacoba G. Villarreal, et al, as Lessors and TransTexas Gas Corporation, as Lessee, dated

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         August 24, 1994, recorded in Volume 508 at Page 476 of the Official Records of Zapata County, Texas. (005-012B)

12. Oil and Gas Lease between Irene G. de Gutierrez, et al, as Lessors and TransTexas Gas Corporation, as Lessee, dated August 23, 1994, recorded in Volume 508 at Page 448 of the Official Records of Zapata County, Texas. (005-013B)

13. Memorandum of Oil and Gas Lease between Jesus M. Garcia, et al, as Lessors and TransTexas Gas Corporation, as Lessee, dated February 12,
         1996, Counterparts of which is recorded in Volume       at Page
         of the Official Records of Zapata County, Texas.  (005-020/01A)

14. Memorandum of Oil and Gas Lease between Petra G. Dilley, as Lessor and TransTexas Gas Corporation, as Lessee, dated February 12, 1996,
         recorded in Volume       , Page        of the Official Records of
         Zapata County, Texas.  (005-020/02A)

15. Oil and Gas Lease between Aurora G. Ramirez, as Lessor and TransTexas Gas Corporation, as Lessee, dated March 8, 1996, a Memorandum of which
         is recorded in Volume         at Page          of the Official Records
         of Zapata County, Texas.  (005-020/03A)

16. Oil and Gas Lease between Jose Angel Garcia, as Lessor and TransTexas Gas Corporation, as Lessee, dated February 12, 1996, recorded in
         Volume       , Page         of the Official Records of Zapata County,
         Texas.  (005-020/04A)

17. Oil and Gas Lease between Rodolfo Morales, et al, as Lessors and TransTexas Gas Corporation, as Lessee, dated February 12, 1996, a
         Memorandum of which is recorded in Volume         at Page           of
         the Official Records of Zapata County, Texas.  (005-020/06A)

18. Oil and Gas Lease between Adalberto Garcia, as Lessor and TransTexas Gas Corporation, as Lessee, dated February 18, 1996, a Memorandum of
         which is recorded in Volume     at Page          of the Official
         Records of Zapata County, Texas.  (005-020/07A)

19. Oil and Gas Lease between Heberto Garcia, as Lessor and TransTexas Gas Corporation, as Lessee, dated February 18, 1996, a Memorandum of which
         is recorded in Volume    at Page            of the Official Records of
         Zapata County, Texas.  (005-020/08A)

20. Oil and Gas Lease between Amelia G. Alegria, as Lessor and TransTexas Gas Corporation, as Lessee, dated February 12, 1996, a Memorandum of
         which is recorded in Volume          at Page     of the Official
         Records of Zapata County, Texas.  (005-020/09A)

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

21.      Memorandum of Oil and Gas Lease between Martin Garcia Benavides, et al, as Lessors and TransTexas Gas Corporation, as Lessee, dated March
         9, 1996, Counterparts of which is recorded in Volume            at
         Page    of the Official Records of Zapata County, Texas.  (005-020/10A)

22. Memorandum of Oil and Gas Lease between Aida R. Garcia, et al, as Lessors and TransTexas Gas Corporation, as Lessee, dated April 6,
         1996, Counterparts of which is recorded in Volume     at Page
         of the Official Records of Zapata County, Texas.  (005-020/11A)

23. Memorandum of Oil and Gas Lease between Javier Ramirez and Graciela Ramirez Garza, as Lessors and TransTexas Gas Corporation, as Lessee,
         dated March 22, 1996, recorded in Volume     , Page       of the
         Official Records of Zapata County, Texas.  (005-020/12A)

24. Memorandum of Oil and Gas Lease between Rosa G. Garcia, et al, as Lessors and TransTexas Gas Corporation, as Lessee, dated March 9,
         1996, Counterparts of which are recorded in Volume     at Page      of
         the Official Records of Zapata County, Texas.  (005-020/13A)

25. Oil and Gas Lease between Elia O. Hinojosa, et al, as Lessors and TransTexas Gas Corporation, as Lessee, dated March 5, 1996, a
         Memorandum of which is recorded in Volume          at Page         of
         the Official Records of Zapata County, Texas.  (005-020/14A)

26. Oil and Gas Lease between Florinda A. Garcia, et al, as Lessors and TransTexas Gas Corporation, as Lessee, dated March 19, 1996, a
         Memorandum of which is recorded in Volume     at Page       of the
         Official Records of Zapata County, Texas.  (005-020/15A)

27. Oil and Gas Lease between Yolanda Garcia, et vir, as Lessors and TransTexas Gas Corporation, as Lessee, dated February 12, 1996, a
         Memorandum of which is recorded in Volume       at Page      of the
         Official Records of Zapata County, Texas.  (005-020/16A)

28. Oil and Gas Lease between Yolanda G. Lopez, et al, as Lessors and TransTexas Gas Corporation, as Lessee, dated March 15, 1996, a
         Memorandum of which is recorded in Volume     at Page           of the
         Official Records of Zapata County, Texas.  (005-020/17A)

29. Oil and Gas Lease between Jose C. Morales, et ux, as Lessors and TransTexas Gas Corporation, as Lessee, dated March 11, 1996, a
         Memorandum of which is recorded in Volume          at Page        of
         the Official Records of Zapata County, Texas.  (005-020/18)

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS


30. Oil, Gas and Mineral Lease between Jorge Perez, et ux, as Lessors and TransTexas Gas Corporation, as Lessee, dated March 22, 1996, recorded
         in Volume   at Page     of the Official Records of Zapata County,
         Texas.  (005-022A)

31. Oil, Gas and Mineral Lease between Eliseo J. Perez, et ux, as Lessors and TransTexas Gas Corporation, as Lessee, dated March 22, 1996,
         recorded in Volume   at Page     of the Official Records of Zapata
         County, Texas.  (005-023A)

32. Memorandum of Oil and Gas Lease between Jose Clemente Gutierrez, et al, as Lessors and TransTexas Gas Corporation, as Lessee, dated May
         15, 1996, recorded in Volume      , Page        of the Official
         Records of Zapata County, Texas.  (005-024A)

33. Oil and Gas Lease between the USA TX NM 90928, as Lessor and Phoenix Energy Companies, Inc., as Lessee, dated June 1, 1993, recording not applicable, Zapata County, Texas. (005-025)

34.      Oil & Gas Lease between Jesus V. Cuellar, et ux, as Lessors and James
         A. Mayo, as Lessee, dated October 20, 1971, recorded in Volume 167, Page 159 of the Deed Records of Zapata County, Texas, Renewal dated September 30, 1976, recorded in Volume 222, Page 261, and ratification by Graciela F.V. Cuellar, et al by agreement dated August 21, 1978, recorded in Volume 222, Page 266 of the Deed Records of Zapata County, Texas. Ratified December 9, 1988, recorded in Volume 400, Page 344 and April 16, 1993, recorded in Volume 481, Page 830. (009-033)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         JV Cuellar No. 1             153187           100%          68.5%
         JV Cuellar No. 2             153179           100%          68.5%
         JV Cuellar No. 3             153181           100%          68.5%
         JV Cuellar No. 4             153501           100%          68.5%
         JV Cuellar No. 5             154449           100%          68.5%
         JV Cuellar No. 6             N/A              100%          68.5%
         JV Cuellar No. 7             157633           100%          68.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 68.5%

35. Oil, Gas & Mineral Lease between Abel Ramirez, et ux, as Lessors and James A. Mayo, as Lessee, dated October 7, 1966, recorded in Volume 139, Page 27 of the Deed Records of Zapata County, Texas. (009-070)

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS


                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         Abel Ramirez No. 1           065181           100%          76.0%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 76.0%

36. Oil, Gas & Mineral Lease between Delia R. de Martinez, et al, as Lessors and James A. Mayo, as Lessee, dated May 2, 1968, recorded in Volume 156, Page 119 of the Deed Records of Zapata County, Texas. (009-090)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         Martinez-
         Ramirez GU No. 1             063229           100%          76.0%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 76.0%

37. Oil, Gas & Mineral Lease between Sarah R. de Ramirez, et al, as Lessors and James A. Mayo, as Lessee, dated May 2, 1968, recorded in Volume 156, Page 139 of the Deed Records of Zapata County, Texas. (009-091)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         Martinez-
          Ramirez GU No. 1            063229           100%          76.0%

         M. Ramirez
          GU No. 1                    064507           100%          76.0%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 76.0%

38. Oil, Gas & Mineral Lease between Francisco Ramirez, et ux, as Lessors and James A. Mayo, et al, as Lessees, dated May 2, 1968, recorded in Volume 156, Page 213 of the Deed Records of Zapata County, Texas. (009-092)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         Martinez-
          Ramirez GU No. 1               063229        100%          76.0%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 76.0%

39. Oil, Gas & Mineral Lease between Antonio Ramirez, et al, as Lessors and James A. Mayo, as Lessee, dated May 2, 1968, recorded in Volume 156, Page 149 of the Deed Records of Zapata County, Texas. (009-095)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         M. Ramirez
          GU No. 1                    064507           100%          76.0%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 76.0%

40. Oil, Gas & Mineral Lease between Rafael Ramirez, et al, as Lessors and James A. Mayo, as Lessee, dated May 2, 1968, recorded in Volume 156, Page 163 of the Deed Records of Zapata County, Texas. (009-096)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         M. Ramirez
          GU No. 1                    064507           100%          76.0%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 76.0%

41. Oil, Gas & Mineral Lease between Arturo Ramirez, et al, as Lessors and James A. Mayo, as Lessee, dated May 2, 1968, recorded in Volume 156, Page 108 of the Deed Records of Zapata County, Texas. (009-097)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         Martinez-
          Ramirez GU No. 1            063229           100%          76.0%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 76.0%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS


42. Oil & Gas Lease between George R. Swantner, Jr., et al, as Lessors and Seymour Wormser, as Lessee dated July 10, 1974, recorded in Volume 184, Page 330 of the Deed Records of Zapata County, Texas. (016-064/01)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         G. R. Swantner No. 1         075447           100%          79.23%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                          W.I. 100%     N.R.I. 79.23%

43. Oil, Gas & Mineral Lease between Lloyd M. Bentsen, Tr., as Lessor and Seymour Wormser, as Lessee dated July 24, 1974, recorded in Volume 184, Page 543 of the Deed Records of Zapata County, Texas. (016-064/02)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         G. R. Swantner No. 1         075447           100%          79.23%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                          W.I. 100%     N.R.I. 79.23%

44. Oil & Gas Lease between Lydia de Alonzo, et vir, as Lessors and Good Hope Refineries, Inc., as Lessee dated June 18, 1979, recorded in Volume 230, Page 356 of the Deed Records of Zapata County, Texas. (016-070A)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         Porras GU No. 1              102788           100%          72%
         Porras GU No. 2              106086           100%          72%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 75.86842%

45. Oil & Gas Lease between Araceli Ramirez, et vir, as Lessors and Good Hope Refineries, Inc., as Lessee dated June 18, 1979, recorded in Volume 246, Page 229 of the Deed Records of Zapata County, Texas. (016-071A)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         Porras GU No. 1              102788           100%          72%
         Porras GU No. 2              106086           100%          72%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 75.86842%

46. Oil, Gas & Mineral Lease between Leonardo Flores, Sr., et al, as Lessors and C. Neil Johnson, Jr., as Lessee dated July 5, 1974, recorded in Volume 184, Page 564 of the Deed Records of Zapata County, Texas. (016-072)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         Leonardo No.  2              087817           100%          79.22916%
         Leonardo No.  3R             114114           100%          75.19270%
         Leonardo No.  4              114509           100%          76.53819%
         Leonardo No.  6              117133           100%          79.22916%
         Leonardo No.  7              120232           100%          79.22916%
         Leonardo No.  8              121970           100%          79.22916%
         Leonardo No.  9              123375           100%          79.22916%
         Leonardo No. 10              124839           100%          79.22917%
         Leonardo No. 11              124005           100%          79.22916%
         Leonardo No. 12              000032           100%          79.22916%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 79.22916%

47. Oil & Gas Lease between Francisca F. de Porras, et vir, as Lessors and Good Hope Refineries, Inc., as Lessee dated June 18, 1979, recorded in Volume 246, Page 239 of the Deed Records of Zapata County, Texas. (016-073A)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         Porras GU No. 1              102788           100%          72%
         Porras GU No. 2              106086           100%          72%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 75.86842%

48. Oil & Gas Lease between Martiniano Garza, et al, as Lessors and John Manley, III, as Lessee dated March 27, 1974, recorded in Volume 181, Page 226 of the Deed Records of Zapata County, Texas. (016-092)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         M. Garza No. 1               089705           100%          77.25%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                          W.I. 100%     N.R.I. 77.25%

49. Oil & Gas Lease between Amando Garza, as Lessor and Good Hope Refineries, Inc., as Lessee dated September 17, 1974, recorded in Volume 186, Page 73 of the Deed Records of Zapata County, Texas. (016-118)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         A. Garza No. 1               094266           100%          79.22916%
         A. Garza No. 2               100535           100%          79.22916%
         A. Garza No. 3               120420           100%          75.19270%
         A. Garza No. 5               000045           100%          79.22916%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 79.22916%

50. Oil & Gas Lease between Alfonso Garza, et al, as Lessors and Good Hope Refineries, Inc., as Lessee dated September 17, 1974, recorded in Volume 186, Page 105 of the Deed Records of Zapata County, Texas. (016-120) SAVE AND EXCEPT:

         (A) Eighty (80) acres of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Sovereign Energy and GHR Energy Corp., et al. Said point (the Alfonso #7) being within the Fernando Garza Survey, Charco de la India Grant, Abstract No. 74, Zapata County, Texas, and in the center of said 80 acres, being described as follows:

                          BEGINNING at the Southeast corner of the Fernando Garza Survey; THENCE Southwest along the Southeast line of the Fernando Garza Survey 1866.76 feet for the place of beginning.

                          THENCE Southwest along the Southeast line of the Southeast line of the Fernando Garza Survey, 1866.76 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Southeast line of the Fernando Garza Survey,

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Southeast line of the Fernando Garza Survey, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast line of the Fernando Garza Survey, 1866.76 feet to the place of beginning.

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         Alfonso No. 1                101258           100%          79.22916%
         Alfonso No. 2                101256           100%          79.22916%
         Alfonso No. 3                104941           100%          75.19270%
         Alfonso No. 4                103583           100%          75.19270%
         Alfonso No. 5R               118274           100%          76.53819%
         Alfonso No. 6                113615           100%          79.22916%
         Alfonso No. 8                142622           100%          79.22916%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 79.22916%

51. Oil, Gas & Mineral Lease between Leonardo G. Flores, et ux, as Lessors and George H. Coates, as Lessee dated July 23, 1965, recorded in Volume 132, Page 253 of the Deed Records of Zapata County, Texas. Amendment dated September 22, 1977, recorded in Volume 371, Page 544; Amendment dated June 14, 1985, recorded in Volume 366, Page 315; and Amendment dated October 15, 1989, recorded in Volume 448, Page 330. (016-124) SAVE AND EXCEPT:

         (A) Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Cliffs Drilling Company and TransAmerican Natural Gas Corporation, et al. Said point (the L.G. Flores #4) being within the Leonardo G. Flores Tract, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, being described as follows:

                          BEGINNING at the Northeast corner of the Leonardo G. Flores Tract for the place of beginning.

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS


                          THENCE Southwest along the Northwest line of the Leonardo G. Flores Tract, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of the Leonardo G. Flores Tract, 1500 Feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of the Leonardo G. Flores Tract, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of the Leonardo G. Flores Tract, 1500 feet to the place of beginning.

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         L. G. Flores No.  1          070208           100%        77.21094%
         L. G. Flores No.  2          118270           100%        77.21094%
         L. G. Flores No.  5          126913           100%        77.21094%
         L. G. Flores No.  6          128999           100%        77.21094%
         L. G. Flores No.  7          131586           100%        77.21094%
         L. G. Flores No.  8          132055           100%        77.21094%
         L. G. Flores No.  9          135085           100%        77.21094%
         L. G. Flores No. 10          137234           100%        77.21094%
         L. G. Flores No. 11          145265           100%        77.21094%
         L. G. Flores No. 13          147307           100%        77.21094%
         L. G. Flores No. 14C         149952           100%        77.21094%
         L. G. Flores No. 14T         149060           100%        77.21094%
         L. G. Flores No. 15C         150226           100%        77.21094%
         L. G. Flores No. 15T         150795           100%        77.21094%
         L. G. Flores No. 16C         151453           100%        77.21094%
         L. G. Flores No. 16T         150546           100%        77.21094%
         L. G. Flores No. 17          153316           100%        77.21094%
         L. G. Flores No. 17R         151751           100%        77.21094%
         L. G. Flores No. 18          152922           100%        77.21094%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 77.21094%

52. Oil & Gas Lease between Vale A. Ackerman, et al, as Lessors and Good Hope Refineries, Inc., as Lessee dated June 29,

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         1979, recorded in Volume 228, Page 453 of the Deed Records of Zapata County, Texas. Amendment dated effective as of April 1, 1991, recorded in Volume 442, Page 448. (016-136) SAVE AND EXCEPT:

         (A) Eighty (80) acres of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Cliffs Drilling Company and TransAmerican Natural Gas Corporation, et al. Said point (the Asche #10) being within the Fred Asche Tract Charco De La India Grant, Abstract No. 74, Zapata County, Texas, and in the center of said 80 acres, being described as follows:

                          BEGINNING at the Northwest Corner of the Fred Asche Tract; THENCE Northeast along the Northwest line of the Fred Asche Tract 23400, more or less, feet; THENCE Southeast along a line perpendicular to the Northwest line of the Fred Asche tract 1867, more or less, feet for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of the Fred Asche Tract, 1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of the Fred Asche Tract, 1866.76 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of the Fred Asche Tract, 1866.76 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of the Fred Asche Tract, 1866.76 feet to the place of beginning.

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         Asche No.  1                 101877           100%          67.5%
         Asche No.  2                 095072           100%          67.5%
         Asche No.  3                 096883           100%          67.5%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         Asche No.  4                 156601           100%          67.5%
         Asche No.  5                 103582           100%          67.5%
         Asche No.  6                 107943           100%          67.5%
         Asche No.  7                 112821           100%          67.5%
         Asche No.  8                 117737           100%          65.2%
         Asche No. 11                 119540           100%          67.5%
         Asche No. 12                 123646           100%          67.5%
         Asche No. 13C                124681           100%          67.5%
         Asche No. 13T                124682           100%          67.5%
         Asche No. 14                 124838           100%          67.5%
         Asche No. 15C                126891           100%          67.5%
         Asche No. 15T                126890           100%          67.5%
         Asche No. 16C                127199           100%          67.5%
         Asche No. 16T                127204           100%          67.5%
         Asche No. 17                 127380           100%          67.5%
         Asche No. 18                 127867           100%          67.5%
         Asche No. 20                 130636           100%          67.5%
         Asche No. 21                 135990           100%          67.5%
         Asche No. 22                 139718           100%          67.5%
         Asche No. 24                 143872           100%          67.5%
         Asche No. 25                 148977           100%          67.5%
         Asche No. 26                 150255           100%          67.5%
         Asche No. 27                 152399           100%          67.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 67.5%

53. Memorandum of Oil & Gas Lease between Maurilio Flores, et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated September 4, 1979, recorded in Volume 232, Page 655 of the Deed Records of Zapata County, Texas. (061-001A)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         M. Flores No. 2              103040           100%          73.55%
         M. Flores No. 3              105944           100%          73.50%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                          W.I. 100%     N.R.I. 73.55%

54. Memorandum of Oil & Gas Lease between David Bustamante, et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated December 16, 1983, to be effective as of December 18, 1983, recorded in Volume 284, Page 742 of the Deed Records of Zapata County, Texas. (061-008A) SAVE AND EXCEPT:

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                 Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         Bernardo GU No. 1            126995           100%          76.86796%
         Bernardo GU No. 2            127859           100%          76.86796%
         Bernardo GU No. 4            131664           100%          76.86796%
         Bernardo GU No. 5R           137333           100%          76.86796%
         Bernardo GU No. 6            137341           100%          76.86796%
         Bernardo GU No. 7            147897           100%          76.86796%
         Bernardo GU No. 8            149173           100%          76.86796%
         Bernardo GU No. 9            151365           100%          76.86796%
         Bernardo GU No. 12           153873           100%          76.86796%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

55. Memorandum of Oil & Gas Lease between Feliz F. Bustamante, as Lessor and Southern States Exploration, Inc., as Lessee, dated December 16, 1983, to be effective as of December 18, 1983, recorded in Volume 284, Page 748 of the Deed Records of Zapata County, Texas. (061-009A)
         SAVE AND EXCEPT:

                 Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS


                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         Bernardo GU No. 1            126995           100%         76.86796%
         Bernardo GU No. 2            127859           100%         76.86796%
         Bernardo GU No. 4            131664           100%         76.86796%
         Bernardo GU No. 5R           137333           100%         76.86796%
         Bernardo GU No. 6            137341           100%         76.86796%
         Bernardo GU No. 7            147897           100%         76.86796%
         Bernardo GU No. 8            149173           100%         76.86796%
         Bernardo GU No. 9            151365           100%         76.86796%
         Bernardo GU No. 12           153873           100%         76.86796%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

56. Memorandum of Oil & Gas Lease between Daniel Yzaguirre, et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated December 16, 1983, to be effective as of December 18, 1983, recorded in Volume 284, Page 754 of the Deed Records of Zapata County, Texas. (061-010A)

                WELL NAME           R.R.C. NO.         W.I.          N.R.I.
                ---------           ----------         ----          ------
         Yzaguirre-Leo No. 1             126887        100%          77.57217%
         Yzaguirre-Leo No. 3             132355        100%          77.57217%
         Yzaguirre-Leo No. 5             139695        100%          77.57217%
         Yzaguirre-Leo No. 6             146889        100%          77.57217%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 77.57217%

57. Oil & Gas Lease between Ricardo de los Santos, et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated December 16, 1983, to be effective as of December 18, 1983, recorded in Volume 374, Page 629 of the Official Records of Zapata County, Texas, and ratification by Simon Sifuentes by agreements dated May 31, 1988, recorded in Volume 394, Page 378 and Volume 394, Page 381, respectively, of the Official Records of Zapata County, Texas. (061-011/01A) SAVE AND
         EXCEPT:

         (A) Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                 Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

         (B) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the De Los Santos G.U. #1, Well #3) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

                          THENCE Southwest along a line parallel to the Southeast line of

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          Share 15, 1866.76 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast line of Share 15, 1866.76 feet to the place of beginning.

         (C) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the De Los Santos G.U. #1, Well #4) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          THENCE Southwest along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast line of Share 15, 1866.76 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----        --------
         Bernardo GU No. 1               126995        100%        76.86796%
         Bernardo GU No. 2               127859        100%        76.86796%
         Bernardo GU No. 4               131664        100%        76.86796%
         Bernardo GU No. 5R              137333        100%        76.86796%
         Bernardo GU No. 6               137341        100%        76.86796%
         Bernardo GU No. 7               147897        100%        76.86796%
         Bernardo GU No. 8               149173        100%        76.86796%
         Bernardo GU No. 9               151365        100%        76.86796%
         Bernardo GU No. 12              153873        100%        76.86796%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

         DeLosSantos No. 1-1             126080        100%        78.51927%
         DeLosSantos No. 1-2             125040        81.25%      58.98096%
         DeLosSantos No. 1-5             127866        100%        77.73096%
         DeLosSantos No. 1-6             128416        100%        77.73096%
         DeLosSantos No. 1-7             141730        100%        77.73096%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 78.51927%

         Yzaguirre-Leo No. 1             126887        100%        77.57217%
         Yzaguirre-Leo No. 3             132355        100%        77.57217%
         Yzaguirre-Leo No. 5             139695        100%        77.57217%
         Yzaguirre-Leo No. 6             146889        100%        77.57217%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 77.57217%

58. Oil & Gas Lease between Ricardo de los Santos, et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated December 16, 1983, recorded in Volume 374, Page 656 of the Official Records of Zapata County, Texas, and

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         ratification by Simon Sifuentes by agreements dated May 31, 1988, recorded in Volume 394, Page 378 and Volume 394, Page 381, respectively, of the Official Records of Zapata County, Texas. (061-011/01A) SAVE AND EXCEPT:

         (A) Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

         (B) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the De Los Santos G.U. #1, Well #3) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                 in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

                          THENCE Southwest along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast line of Share 15, 1866.76 feet to the place of beginning.

         (C) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the De Los Santos G.U. #1, Well #4) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southwest along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast line of Share 15, 1866.76 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bernardo GU No. 1               126995        100%        76.86796%
         Bernardo GU No. 2               127859        100%        76.86796%
         Bernardo GU No. 4               131664        100%        76.86796%
         Bernardo GU No. 5R              137333        100%        76.86796%
         Bernardo GU No. 6               137341        100%        76.86796%
         Bernardo GU No. 7               147897        100%        76.86796%
         Bernardo GU No. 8               149173        100%        76.86796%
         Bernardo GU No. 9               151365        100%        76.86796%
         Bernardo GU No. 12              153873        100%        76.86796%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

         DeLosSantos No. 1-1             126080        100%        78.51927%
         DeLosSantos No. 1-2             125040        81.25%      58.98096%
         DeLosSantos No. 1-5             127866        100%        77.73096%
         DeLosSantos No. 1-6             128416        100%        77.73096%
         DeLosSantos No. 1-7             141730        100%        77.73096%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 78.51927%

         Yzaguirre-Leo No. 1             126887        100%        77.57217%
         Yzaguirre-leo No. 3             132355        100%        77.57217%
         Yzaguirre-Leo No. 5             139695        100%        77.57217%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         Yzaguirre-Leo No. 6             146889        100%        77.57217%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 77.57217%

59. Memorandum of Oil & Gas Lease between Maria G. Garcia, et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated December 16, 1983, to be effective as of December 18, 1983, recorded in Volume 284, Page 760 of the Deed Records of Zapata County, Texas. (061-014A)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bustamante GU 1-1               121827        100%        77.5%
         Bustamante GU 1-2C              124101        100%        77.5%
         Bustamante GU 1-2T              124924        100%        77.5%
         Bustamante GU 1-3C              127205        100%        78.4%
         Bustamante GU 1-3T              127136        100%        78.4%
         Bustamante GU 1-4               140561        100%        77.5%
         Bustamante GU 1-5               144759        100%        77.5%
         Bustamante GU 1-6               152599        100%        77.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.4%

60. Oil, Gas & Mineral Lease between Jose L. Bustamante, et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated December 18, 1983, recorded in Volume 284, Page 410 of the Deed Records of Zapata County, Texas. (061-015/01A) SAVE AND EXCEPT:

                 Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bernardo GU No. 1               126995        100%        76.86796%
         Bernardo GU No. 2               127859        100%        76.86796%
         Bernardo GU No. 4               131664        100%        76.86796%
         Bernardo GU No. 5R              137333        100%        76.86796%
         Bernardo GU No. 6               137341        100%        76.86796%
         Bernardo GU No. 7               147897        100%        76.86796%
         Bernardo GU No. 8               149173        100%        76.86796%
         Bernardo GU No. 9               151365        100%        76.86796%
         Bernardo GU No. 12              153873        100%        76.86796%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

61. Oil, Gas & Mineral Lease between Silvester Bustamante, et al., as Lessors, and Southern States Exploration, Inc., as Lessee, dated December 18, 1987, recorded in Volume 376, Page 850 of the Official Records of Zapata County, Texas. (061-015/02B)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Rodriguez GU No. 1              127456        100%        71.78180%
         Rodriguez GU No. 2              142476        100%        71.78180%
         Rodriguez GU No. 3C             146753        100%        71.78180%
         Rodriguez GU No. 4              147306        100%        71.78180%
         Rodriguez GU No. 5C             147800        100%        71.78180%
         Rodriguez GU No. 5T             147721        100%        71.78180%
         Rodriguez GU No. 6C             150195        100%        71.78180%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         Rodriguez GU No. 6T             150035        100%        71.78180%
         Rodriguez GU No. 7C             151931        100%        71.78180%
         Rodriguez GU No. 7T             152317        100%        71.78180%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 71.78180%

62. Oil & Gas Lease between Marcela de los Santos, et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated December 16, 1983, to be effective as of December 18, 1983, recorded in Volume 403, Page 100 of the Official Records of Zapata County, Texas. (061-016A) SAVE AND EXCEPT:

                 Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bernardo GU No. 1               126995        100%        76.86796%
         Bernardo GU No. 2               127859        100%        76.86796%
         Bernardo GU No. 4               131664        100%        76.86796%
         Bernardo GU No. 5R              137333        100%        76.86796%
         Bernardo GU No. 6               137341        100%        76.86796%
         Bernardo GU No. 7               147897        100%        76.86796%
         Bernardo GU No. 8               149173        100%        76.86796%
         Bernardo GU No. 9               151365        100%        76.86796%
         Bernardo GU No. 12              153873        100%        76.86796%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

63. Oil & Gas Lease between Marcela de los Santos, et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated December 16, 1983, to be effective as of December 18, 1983, recorded in Volume 403, Page 125 of the Official Records of Zapata County, Texas. (061-016A) SAVE AND EXCEPT:

                 Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          THENCE Northeast along a line parallel to the Northwest line of Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bernardo GU No. 1               126995        100%        76.86796%
         Bernardo GU No. 2               127859        100%        76.86796%
         Bernardo GU No. 4               131664        100%        76.86796%
         Bernardo GU No. 5R              137333        100%        76.86796%
         Bernardo GU No. 6               137341        100%        76.86796%
         Bernardo GU No. 7               147897        100%        76.86796%
         Bernardo GU No. 8               149173        100%        76.86796%
         Bernardo GU No. 9               151365        100%        76.86796%
         Bernardo GU No. 12              153873        100%        76.86796%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

64. Oil & Gas Lease between Julian Bustamante, et al, as Lessors and Southern States Exploration, Inc. as Lessee, dated December 18, 1983, recorded in Volume 373, Page 418 of the Official Records of Zapata County, Texas. (061-017A) SAVE AND EXCEPT:

         (A) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the De Los Santos G.U. #1, Well #3) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          THENCE Southwest along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast line of Share 15, 1866.76 feet to the place of beginning.

         (B) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the De Los Santos G.U. #1, Well #4) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          THENCE Southwest along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast line of Share 15, 1866.76 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         DeLosSantos No. 1-1             126080        100%        78.51927%
         DeLosSantos No. 1-2             125040        81.25%      58.98096%
         DeLosSantos No. 1-5             127866        100%        77.73096%
         DeLosSantos No. 1-6             128416        100%        77.73096%
         DeLosSantos No. 1-7             141730        100%        77.73096%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 78.51927%

65. Oil, Gas & Mineral Lease between Francisco de los Santos, et ux, as Lessors and Southern States Exploration, Inc., as Lessee, dated December 20, 1983, recorded in Volume 284, Page 420 of the Deed Records of Zapata County, Texas, and ratification by Carlos de los Santos by agreement dated May 14, 1987, recorded in Volume 364, Page 197 of the Official Records of Zapata County, Texas; and ratification by Juana B. Espinoza, et ux, by agreement dated October 20, 1987, recorded in Volume 374, Page 399 of the Official Records of Zapata County, Texas; and ratification by Refugio Bustamante, et ux by agreement dated October 20, 1987, recorded in Volume 374, Page 401 of the Official Records of Zapata County, Texas; and ratification by Julian Bustamante, et ux by agreement dated October 20, 1987, recorded in Volume 374, Page 403 of the Official Records of Zapata County, Texas. (061-019/01A) SAVE AND EXCEPT:

         (A) Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

         (B) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the De Los Santos G.U. #1, Well #3) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

                          THENCE Southwest along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Southwest corner of said 80 acre tract.

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast line of Share 15, 1866.76 feet to the place of beginning.

         (C) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the De Los Santos G.U. #1, Well #4) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southwest along a line parallel to the Southeast line of Share 15, 1866.76 feet for the

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast line of Share 15, 1866.76 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bernardo GU No. 1               126995        100%        76.86796%
         Bernardo GU No. 2               127859        100%        76.86796%
         Bernardo GU No. 4               131664        100%        76.86796%
         Bernardo GU No. 5R              137333        100%        76.86796%
         Bernardo GU No. 6               137341        100%        76.86796%
         Bernardo GU No. 7               147897        100%        76.86796%
         Bernardo GU No. 8               149173        100%        76.86796%
         Bernardo GU No. 9               151365        100%        76.86796%
         Bernardo GU No. 12              153873        100%        76.86796%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

         DeLosSantos No. 1-1             126080        100%        78.51927%
         DeLosSantos No. 1-2             125040        81.25%      58.98096%
         DeLosSantos No. 1-5             127866        100%        77.73096%
         DeLosSantos No. 1-6             128416        100%        77.73096%
         DeLosSantos No. 1-7             141730        100%        77.73096%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 78.51927%

66. Oil & Gas Lease between I. W. Shaffer, et al, as Lessors and TransAmerican Natural Gas Corporation, as Lessee, dated January 30, 1986, recorded in Volume 333, Page 228 of the Official Records of Zapata County, Texas. (061-019/02) SAVE AND EXCEPT:

         (A) Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bernardo GU No. 1               126995        100%        76.86796%
         Bernardo GU No. 2               127859        100%        76.86796%
         Bernardo GU No. 4               131664        100%        76.86796%
         Bernardo GU No. 5R              137333        100%        76.86796%
         Bernardo GU No. 6               137341        100%        76.86796%
         Bernardo GU No. 7               147897        100%        76.86796%
         Bernardo GU No. 8               149173        100%        76.86796%
         Bernardo GU No. 9               151365        100%        76.86796%
         Bernardo GU No. 12              153873        100%        76.86796%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

         DeLosSantos No. 1-1             126080        100%        78.51927%
         DeLosSantos No. 1-2             125040        81.25%      58.98096%
         DeLosSantos No. 1-5             127866        100%        77.73096%
         DeLosSantos No. 1-6             128416        100%        77.73096%
         DeLosSantos No. 1-7             141730        100%        77.73096%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 78.51927%

67. Oil & Gas Lease between Rutilde B. Martinez, et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated December 16, 1983, to be effective as of December 18, 1983, recorded in Volume 373, Page 440 of the Official Records of Zapata County, Texas. (061-020A) SAVE AND EXCEPT:

         (A) Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

         (B) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                 around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the De Los Santos G.U. #1, Well #3) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

                          THENCE Southwest along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast line of Share 15, 1866.76 feet to the place of beginning.

         (C) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the De Los Santos G.U. #1, Well #4) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          the Southeast line of S BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southwest along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast line of Share 15, 1866.76 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bernardo GU No. 1               126995        100%        76.86796%
         Bernardo GU No. 2               127859        100%        76.86796%
         Bernardo GU No. 4               131664        100%        76.86796%
         Bernardo GU No. 5R              137333        100%        76.86796%
         Bernardo GU No. 6               137341        100%        76.86796%
         Bernardo GU No. 7               147897        100%        76.86796%
         Bernardo GU No. 8               149173        100%        76.86796%
         Bernardo GU No. 9               151365        100%        76.86796%
         Bernardo GU No. 12              153873        100%        76.86796%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

         DeLosSantos No. 1-1             126080        100%        78.51927%
         DeLosSantos No. 1-2             125040        81.25%      58.98096%
         DeLosSantos No. 1-5             127866        100%        77.73096%
         DeLosSantos No. 1-6             128416        100%        77.73096%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS


         DeLosSantos No. 1-7             141730        100%        77.73096%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 78.51927%

68. Memorandum of Oil & Gas Lease between Rogelio Uribe Land & Cattle Co., Ltd., as Lessors and Southern States Exploration, Inc., as Lessee, dated March 5, 1984, to be effective as of February 28, 1984, recorded in Volume 286, Page 395 of the Deed Records of Zapata County, Texas. (061-021A) SAVE AND EXCEPT:

         (A) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the De Los Santos G.U. #1, Well #3) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

                          THENCE Southwest along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          line of Share 15, 1866.76 feet to the place of beginning.

         (B) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the De Los Santos G.U. #1, Well #4) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southwest along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast line of Share 15, 1866.76 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Rodriguez GU No. 1              127456        100%        71.78180%
         Rodriguez GU No. 2              142476        100%        71.78180%
         Rodriguez GU No. 3C             146753        100%        71.78180%
         Rodriguez GU No. 4              147306        100%        71.78180%
         Rodriguez GU No. 5C             147800        100%        71.78180%
         Rodriguez GU No. 5T             147721        100%        71.78180%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         Rodriguez GU No. 6C             150195        100%        71.78180%
         Rodriguez GU No. 6T             150035        100%        71.78180%
         Rodriguez GU No. 7C             151931        100%        71.78180%
         Rodriguez GU No. 7T             152317        100%        71.78180%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 71.78180%

         DeLosSantos No. 1-1             126080        100%        78.51927%
         DeLosSantos No. 1-2             125040        81.25%      58.98096%
         DeLosSantos No. 1-5             127866        100%        77.73096%
         DeLosSantos No. 1-6             128416        100%        77.73096%
         DeLosSantos No. 1-7             141730        100%        77.73096%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 78.51927%

69. Memorandum of Oil & Gas Lease between Rogelio Uribe Land & Cattle Co., Ltd., as Lessors and Southern States Exploration, Inc., as Lessee, dated March 5, 1984, to be effective as of February 28, 1984, recorded in Volume 286, Page 399 of the Deed Records of Zapata County, Texas. (061-021A) SAVE AND EXCEPT:

         (A) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the De Los Santos G.U. #1, Well #3) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

                          THENCE Southwest along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Southwest corner of said 80 acre tract.

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast line of Share 15, 1866.76 feet to the place of beginning.

         (B) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the De Los Santos G.U. #1, Well #4) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southwest along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Northwest corner of said 80 acre tract.

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS


                          THENCE Southeast along a line perpendicular to the Southeast line of Share 15, 1866.76 feet to the place of beginning.

<Catpion>
                Well Name              R.R.C. No.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Rodriguez GU No. 1              127456        100%        71.78180%
         Rodriguez GU No. 2              142476        100%        71.78180%
         Rodriguez GU No. 3C             146753        100%        71.78180%
         Rodriguez GU No. 4              147306        100%        71.78180%
         Rodriguez GU No. 5C             147800        100%        71.78180%
         Rodriguez GU No. 5T             147721        100%        71.78180%
         Rodriguez GU No. 6C             150195        100%        71.78180%
         Rodriguez GU No. 6T             150035        100%        71.78180%
         Rodriguez GU No. 7C             151931        100%        71.78180%
         Rodriguez GU No. 7T             152317        100%        71.78180%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 71.78180%

         DeLosSantos No. 1-1             126080        100%        78.51927%
         DeLosSantos No. 1-2             125040        81.25%      58.98096%
         DeLosSantos No. 1-5             127866        100%        77.73096%
         DeLosSantos No. 1-6             128416        100%        77.73096%
         DeLosSantos No. 1-7             141730        100%        77.73096%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 78.51927%

70. Oil, Gas & Mineral Lease between Juan J. Garza, et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated February 10, 1984, recorded in Volume 286, Page 349 of the Deed Records of Zapata County, Texas. (061-023A)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Rodriguez GU No. 1              127456        100%        71.78180%
         Rodriguez GU No. 2              142476        100%        71.78180%
         Rodriguez GU No. 3C             146753        100%        71.78180%
         Rodriguez GU No. 4              147306        100%        71.78180%
         Rodriguez GU No. 5C             147800        100%        71.78180%
         Rodriguez GU No. 5T             147721        100%        71.78180%
         Rodriguez GU No. 6C             150195        100%        71.78180%
         Rodriguez GU No. 6T             150035        100%        71.78180%
         Rodriguez GU No. 7C             151931        100%        71.78180%
         Rodriguez GU No. 7T             152317        100%        71.78180%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 71.78180%

71. Oil, Gas & Mineral Lease between William R. Leo, et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated August 15, 1984, recorded in Volume 294, Page 906 of the Official Records of Zapata County, Texas, and ratification by Matiana Cuellar Bustamante by agreement dated June 30, 1988, recorded in Volume 402, Page 299 of the Official Records of Zapata County, Texas. (061-026/01A) SAVE AND
         EXCEPT:

                 Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Yzaguirre-Leo No. 1             126887        100%        77.57217%
         Yzaguirre-Leo No. 3             132355        100%        77.57217%
         Yzaguirre-Leo No. 5             139695        100%        77.57217%
         Yzaguirre-Leo No. 6             146889        100%        77.57217%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 77.57217%

         Bernardo GU No. 1               126995        100%        76.86796%
         Bernardo GU No. 2               127859        100%        76.86796%
         Bernardo GU No. 4               131664        100%        76.86796%
         Bernardo GU No. 5R              137333        100%        76.86796%
         Bernardo GU No. 6               137341        100%        76.86796%
         Bernardo GU No. 7               147897        100%        76.86796%
         Bernardo GU No. 8               149173        100%        76.86796%
         Bernardo GU No. 9               151365        100%        76.86796%
         Bernardo GU No. 12              153873        100%        76.86796%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

         Rodriguez GU No. 1              127456        100%        71.78180%
         Rodriguez GU No. 2              142476        100%        71.78180%
         Rodriguez GU No. 3C             146753        100%        71.78180%
         Rodriguez GU No. 4              147306        100%        71.78180%
         Rodriguez GU No. 5C             147800        100%        71.78180%
         Rodriguez GU No. 5T             147721        100%        71.78180%
         Rodriguez GU No. 6C             150195        100%        71.78180%
         Rodriguez GU No. 6T             150035        100%        71.78180%
         Rodriguez GU No. 7C             151931        100%        71.78180%
         Rodriguez GU No. 7T             152317        100%        71.78180%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 71.78180%

72. Oil, Gas & Mineral Lease between William R. Leo, et al, as Lessors and TransAmerican Natural Gas Corporation, as Lessee, dated December 15, 1987, recorded in Volume 378, Page 533 of the Official Records of Zapata County, Texas. (061-026/02) SAVE AND EXCEPT:

                 Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Aspen Services and

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                 TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bernardo GU No. 1               126995        100%        76.86796%
         Bernardo GU No. 2               127859        100%        76.86796%
         Bernardo GU No. 4               131664        100%        76.86796%
         Bernardo GU No. 5R              137333        100%        76.86796%
         Bernardo GU No. 6               137341        100%        76.86796%
         Bernardo GU No. 7               147897        100%        76.86796%
         Bernardo GU No. 8               149173        100%        76.86796%
         Bernardo GU No. 9               151365        100%        76.86796%
         Bernardo GU No. 12              153873        100%        76.86796%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

73. Memorandum of Oil & Gas Lease between Roberto Garcia, Jr., et al, as Lessors and GHR Energy Corp., as Lessee, dated May 1, 1985, recorded in Volume 309, Page 475 of the Official Records of Zapata County, Texas. (061-028A) SAVE AND EXCEPT:

         (A) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the De Los Santos G.U. #1, Well #3) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

                          THENCE Southwest along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast line of Share 15, 1866.76 feet to the place of beginning.

         (B) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al.

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                 Said point (the De Los Santos G.U. #1, Well #4) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southwest along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast line of Share 15, 1866.76 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         DeLosSantos No. 1-1             126080        100%        78.51927%
         DeLosSantos No. 1-2             125040        81.25%      58.98096%
         DeLosSantos No. 1-5             127866        100%        77.73096%
         DeLosSantos No. 1-6             128416        100%        77.73096%
         DeLosSantos No. 1-7             141730        100%        77.73096%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 78.51927%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

74. Oil & Gas Lease between Jose M. Gutierrez, Jr., et al, as Lessors and Hilda U. Martinez, as Lessee, dated May 10, 1980, recorded in Volume 239, Page 805 of the Deed Records of Zapata County, Texas. (061-030)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         JM Gutierrez No. 2              118924        100%        80.83333%
         JM Gutierrez No. 4              123611        100%        80.83333%
         JM Gutierrez No. 7              126079        100%        80.83333%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 80.8333%

75. Memorandum of Oil & Gas Lease between Emma D. Rodriguez, et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated April 27, 1984, to be effective as of June 27, 1984, recorded in Volume 289, Page 235 of the Official Records of Zapata County, Texas. (061-037A) SAVE AND EXCEPT:

         (A) Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

         (B) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the De Los Santos G.U. #1, Well #3) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

                          THENCE Southwest along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast line of Share 15, 1866.76 feet to the place of beginning.

         (C) Eighty (80) acres, more or less, of land in Zapata County, Texas, in the form of a square

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                 around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the De Los Santos G.U. #1, Well #4) being within Share 15, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, said 80 acres being described as follows:

                          BEGINNING at the Southeast corner of Share 15; THENCE Southwest along the Southeast line of Share 15, 3200, more or less, feet; THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1867, more or less, feet for the place of beginning.

                          THENCE Northeast along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Southeast line of Share 15, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southwest along a line parallel to the Southeast line of Share 15, 1866.76 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Southeast line of Share 15, 1866.76 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Rodriguez GU No. 1              127456        100%        71.78180%
         Rodriguez GU No. 2              142476        100%        71.78180%
         Rodriguez GU No. 3C             146753        100%        71.78180%
         Rodriguez GU No. 4              147306        100%        71.78180%
         Rodriguez GU No. 5C             147800        100%        71.78180%
         Rodriguez GU No. 5T             147721        100%        71.78180%
         Rodriguez GU No. 6C             150195        100%        71.78180%
         Rodriguez GU No. 6T             150035        100%        71.78180%
         Rodriguez GU No. 7C             151931        100%        71.78180%
         Rodriguez GU No. 7T             152317        100%        71.78180%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 71.78180%

         Bernardo GU No. 1               126995        100%        76.86796%
         Bernardo GU No. 2               127859        100%        76.86796%
         Bernardo GU No. 4               131664        100%        76.86796%
         Bernardo GU No. 5R              137333        100%        76.86796%
         Bernardo GU No. 6               137341        100%        76.86796%
         Bernardo GU No. 7               147897        100%        76.86796%
         Bernardo GU No. 8               149173        100%        76.86796%
         Bernardo GU No. 9               151365        100%        76.86796%
         Bernardo GU No. 12              153873        100%        76.86796%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

         DeLosSantos No. 1-1             126080        100%        78.51927%
         DeLosSantos No. 1-2             125040        81.25%      58.98096%
         DeLosSantos No. 1-5             127866        100%        77.73096%
         DeLosSantos No. 1-6             128416        100%        77.73096%
         DeLosSantos No. 1-7             141730        100%        77.73096%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 78.51927%

76. Oil & Gas Lease between Juan A. Coronado, et ux, as Lessors and Southern States Exploration, Inc., as Lessee, dated August 21, 1984, recorded in Volume 293, Page 853 of the Official Records of Zapata County, Texas. (061-043A)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bustamante GU 1-1               121827        100%        77.5%
         Bustamante GU 1-2C              124101        100%        77.5%
         Bustamante GU 1-2T              124924        100%        77.5%
         Bustamante GU 1-3C              127205        100%        78.4%
         Bustamante GU 1-3T              127136        100%        78.4%
         Bustamante GU 1-4               140561        100%        77.5%
         Bustamante GU 1-5               144759        100%        77.5%
         Bustamante GU 1-6               152599        100%        77.5%

         As the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.4%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

77. Oil & Gas Lease between Pedro Dominguez, et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated August 1, 1984, recorded in Volume 292, Page 10 of the Official Records of Zapata County, Texas. (061-047/01A)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bustamante GU 1-1               121827        100%        77.5%
         Bustamante GU 1-2C              124101        100%        77.5%
         Bustamante GU 1-2T              124924        100%        77.5%
         Bustamante GU 1-3C              127205        100%        78.4%
         Bustamante GU 1-3T              127136        100%        78.4%
         Bustamante GU 1-4               140561        100%        77.5%
         Bustamante GU 1-5               144759        100%        77.5%
         Bustamante GU 1-6               152599        100%        77.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.4%

78. Oil & Gas Lease between Manuel Rodriguez, et ux, as Lessors and Southern States Exploration, Inc., as Lessee, dated December 10, 1984, recorded in Volume 303, Page 3 of the Official Records of Zapata County, Texas. (061-047/02A)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bustamante GU 1-1               121827        100%        77.5%
         Bustamante GU 1-2C              124101        100%        77.5%
         Bustamante GU 1-2T              124924        100%        77.5%
         Bustamante GU 1-3C              127205        100%        78.4%
         Bustamante GU 1-3T              127136        100%        78.4%
         Bustamante GU 1-4               140561        100%        77.5%
         Bustamante GU 1-5               144759        100%        77.5%
         Bustamante GU 1-6               152599        100%        77.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.4%

79. Memorandum of Oil & Gas Lease between Rogelio Uribe Land & Cattle Co., Ltd., as Lessor and Southern States Exploration, Inc., as Lessee, dated March 5, 1984, to be effective as of February 28, 1984, recorded in Volume 289, Page 231 of the Official Records of Zapata County, Texas. (061-047/03A)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bustamante GU 1-1               121827        100%        77.5%
         Bustamante GU 1-2C              124101        100%        77.5%
         Bustamante GU 1-2T              124924        100%        77.5%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         Bustamante GU 1-3C              127205        100%        78.4%
         Bustamante GU 1-3T              127136        100%        78.4%
         Bustamante GU 1-4               140561        100%        77.5%
         Bustamante GU 1-5               144759        100%        77.5%
         Bustamante GU 1-6               152599        100%        77.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.4%

80. Memorandum of Oil & Gas Lease between Rogelio Uribe Land & Cattle Co., Ltd., as Lessor and Southern States Exploration, Inc., as Lessee, dated March 5, 1984, to be effective as of February 28, 1984, recorded in Volume 286, Page 344 of the Deed Records of Zapata County, Texas. (061-047/03A)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bustamante GU 1-1               121827        100%        77.5%
         Bustamante GU 1-2C              124101        100%        77.5%
         Bustamante GU 1-2T              124924        100%        77.5%
         Bustamante GU 1-3C              127205        100%        78.4%
         Bustamante GU 1-3T              127136        100%        78.4%
         Bustamante GU 1-4               140561        100%        77.5%
         Bustamante GU 1-5               144759        100%        77.5%
         Bustamante GU 1-6               152599        100%        77.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.4%

81. Oil, Gas & Mineral Lease between Pedro Vela, Jr., as Lessor and TransAmerican Natural Gas Corporation, as Lessee, dated March 26, 1986, recorded in Volume 333, Page 483 of the Official Records of Zapata County, Texas. (061-047/04)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bustamante GU 1-1               121827        100%        77.5%
         Bustamante GU 1-2C              124101        100%        77.5%
         Bustamante GU 1-2T              124924        100%        77.5%
         Bustamante GU 1-3C              127205        100%        78.4%
         Bustamante GU 1-3T              127136        100%        78.4%
         Bustamante GU 1-4               140561        100%        77.5%
         Bustamante GU 1-5               144759        100%        77.5%
         Bustamante GU 1-6               152599        100%        77.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.4%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS


82. Oil & Gas Lease between Guadalupe S. Garcia, as Lessor and Southern States Exploration, Inc., as Lessee, dated September 21, 1984, recorded in Volume 295, Page 861 of the Official Records of Zapata County, Texas, and ratification by Dora Salinas, et al, dated July 10, 1986, recorded in Volume 346, Page 327 of the Official Records of Zapata County, Texas. (061-048A)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bustamante GU 1-1               121827        100%        77.5%
         Bustamante GU 1-2C              124101        100%        77.5%
         Bustamante GU 1-2T              124924        100%        77.5%
         Bustamante GU 1-3C              127205        100%        78.4%
         Bustamante GU 1-3T              127136        100%        78.4%
         Bustamante GU 1-4               140561        100%        77.5%
         Bustamante GU 1-5               144759        100%        77.5%
         Bustamante GU 1-6               152599        100%        77.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.4%

83. Oil, Gas & Mineral Lease between Stanley G. Marshall, Jr., et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated May 3, 1986, recorded in Volume 338, Page 653 of the Official Records of Zapata County, Texas. (061-060/01A)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Daisy No. 1                     128719        100%        77.5%
         Daisy No. 2                     130248        100%        77.5%
         Daisy No. 3                     141052        100%        77.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 77.5%

84. Oil & Gas Lease between Gladys H. Quilliam, as Lessor and Southern States Exploration, Inc., as Lessee, dated May 31, 1988, recorded in Volume 390, Page 724 of the Official Records of Zapata County, Texas. (061-060/02B)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Daisy No. 1                     128719        100%        77.5%
         Daisy No. 2                     130248        100%        77.5%
         Daisy No. 3                     141052        100%        77.5%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 77.5%

85. Oil, Gas & Mineral Lease between Guadalupe S. Garcia, et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated September 2, 1985, recorded in Volume 318, Page 688 of the Official Records of Zapata County, Texas, and ratification by Dora Salinas, et al, by agreement dated October 18, 1985, recorded in Volume 320, Page 633 of the Official Records of Zapata County, Texas, and ratification by Adelfa S. Coronado by agreement dated July 2, 1986, recorded in Volume 340, Page 505 of the Official Records of Zapata County, Texas. (061-061A)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bustamante GU 1-1               121827        100%        77.5%
         Bustamante GU 1-2C              124101        100%        77.5%
         Bustamante GU 1-2T              124924        100%        77.5%
         Bustamante GU 1-3C              127205        100%        78.4%
         Bustamante GU 1-3T              127136        100%        78.4%
         Bustamante GU 1-4               140561        100%        77.5%
         Bustamante GU 1-5               144759        100%        77.5%
         Bustamante GU 1-6               152599        100%        77.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.4%

86. Oil, Gas & Mineral Lease between Angelica M. Salinas, et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated July 27, 1985, recorded in Volume 313, Page 541 of the Official Records of Zapata County, Texas. (061-062A)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bustamante GU 1-1               121827        100%        77.5%
         Bustamante GU 1-2C              124101        100%        77.5%
         Bustamante GU 1-2T              124924        100%        77.5%
         Bustamante GU 1-3C              127205        100%        78.4%
         Bustamante GU 1-3T              127136        100%        78.4%
         Bustamante GU 1-4               140561        100%        77.5%
         Bustamante GU 1-5               144759        100%        77.5%
         Bustamante GU 1-6               152599        100%        77.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.4%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

87. Oil & Gas Lease between Estate of Lauro Garza, et al, as Lessors and TransAmerican Natural Gas Corporation, et al, as Lessee, dated March 24, 1986, recorded in Volume 334, Page 457 of the Official Records of Zapata County, Texas. (061-077A) INSOFAR AND ONLY INSOFAR as said lease covers the following described lands:

         (A) Eighty-eight (88) acres, more or less, surrounding the L. Garza "B" No. 1, being more particularly described as follows:

                          Beginning at the most Easterly corner of the C. A. Douglas Subdivision of the Charco de la India Grant, Original Grantee, A. B. Pareda, Abstract 74, which plat of the C. A. Douglas Subdivision appears of record in Volume 1, Page 21, Zapata County plat records, thence Southwest along the Southeast line of the C. A. Douglas Subdivision 3,984 feet, more or less, for the place of beginning.

                          Thence Northwest along a line perpendicular to the Southeast line of the C. A. Douglas Subdivision, 1,958 feet;

                          Thence Southwest along a line parallel to the Southeast line of the C. A. Douglas Subdivision, 1,958 feet;

                          Thence Southeast along a line perpendicular to the Southeast line of the C. A. Douglas Subdivision, 1,958 feet;

                          Thence Northeast along the Southeast line of the C.
                          A. Douglas Subdivision, 1,958 feet to the place of beginning.

         (B) Eighty-eight (88) acres, more or less, surrounding the L. Garza "B" No. 2, being more particularly described as follows:

                          Beginning at the most Southerly corner of Block 96 of the C. A. Douglas Subdivision of the Charco de la India Grant, Original Grantee, A. B. Pareda, Abstract 74,

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          which plat of the C. A. Douglas Subdivision appears of record in Volume 1, Page 21, Zapata County plat records;

                          Thence Northeast along the Southeast line of Block 96, being the Southeast line of the C. A. Douglas Subdivision, past the most Easterly corner of Block 96 a distance of 1,958 feet;

                          Thence Northwest along a line perpendicular to the Southeast line of the C. A. Douglas Subdivision, 1,958 feet;

                          Thence Southwest along a line parallel to the Southeast line of C. A. Douglas Subdivision, 1,958 feet;

                          Thence Southeast along a line perpendicular to the Southeast line of the C. A. Douglas Subdivision, 1,958 feet to the place of beginning.

         (C) Eighty-eight (88) acres, more or less, surrounding the L. Garza "B" No. 3, being more particularly described as follows:

                          Beginning at the most westerly corner of Block 55 of the C. A. Douglas Subdivision of the Charco de la India Grant, Original Grantee, A. B. Pareda, Abstract 74, which plat of the C. A. Douglas Subdivision appears of record in Volume 1, Page 21, Zapata County plat records;

                          Thence Northeast along the Northwest line of Block 55 past the Westerly corner of Block 54, 1,958 feet;

                          Thence Southeast along a line perpendicular to the Northwest lines of Blocks 54 and 55, 1,958 feet;

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          Thence Southwest along a line parallel to the Northwest lines Blocks 54 and 55, 1,958 feet;

                          Thence Northwest along the Southwest lines of Blocks 62 and 54, 1,958 feet to the place of beginning.

         (D) Eighty-eight (88) acres, more or less, surrounding the L. Garza "B" No. 4, being more particularly described as follows:

                          Beginning at the most Easterly corner of Block 67 of the C. A. Douglas Subdivision of the Charco de la India Grant, Original Grantee, A. B. Pareda, Abstract 74, which plat of the C. A. Douglas Subdivision appears of record in Volume 1, Page 21, Zapata County plat records;

                          Thence Northwest along the Northeast line of Block 67, being the Northeast line of the C. A. Douglas Subdivision, past the Eaterly corner of Block 66, 1,958 feet;

                          Thence Southwest along a line perpendicular to the Northeast line of the C. A. Douglas Subdivision, 1,958 feet;

                          Thence Southeast along a line parallel to the Northeast line of the C. A. Douglas Subdivision, 1,958 feet;

                          Thence Northeast along a line perpendicular to the Northeast line of the C. A. Douglas Subdivision, 1,958 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         L. Garza No. B1C                133833        100%        72.5%
         L. Garza No. B1T                133347        100%        72.5%
         L. Garza No. B2                 131322        100%        71.25%
         L. Garza No. B3                 135328        100%        71.25%
         L. Garza No. B4                 137337        100%        72.5%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS


         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 72.5%

88. Oil & Gas Lease between Martiniano Garza, et al, as Lessors and GHR Energy Corp., as Lessee, dated March 30, 1982, recorded in Volume 260, Page 693 of the Deed Records of Zapata County, Texas. (061-078) SAVE AND EXCEPT:

         (A) Eighty-eight (88) acres, more or less, surrounding the L. Garza No. 2, being more particularly described as follows;

                          Beginning at the Northwest corner of the C. A. Douglas Subdivision of the Charco de la India Grant, Original Grantee, A. B. Pareda, Abstract 74, which plat of the C. A. Douglas Subdivision appears of record in Volume 1, Page 21, Zapata County plat records, thence East along the Southwest line of the
                          C. A. Douglas Subdivision, 1958 feet;

                          Thence Northeast along a line perpendicular to the Southwest line, 1958 feet;

                          Thence Northwest along a line parallel to the Southwest line, 1958 feet;

                          Thence Southwest along a line perpendicular to the Southwest line, 1958 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         L. Garza No. 1                  114142        100%        70.03334%
         L. Garza No. 3                  110236        100%        68.8%
         L. Garza No. 4                  123172        100%        72.5%
         L. Garza No. 5                  124674        100%        72.5%
         L. Garza No. 6                  126081        100%        72.5%

         As the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 72.5%

89. Oil, Gas & Mineral Lease between Elodia G. Munoz, et al, as Lessors and Southern States Exploration, Inc., as Lessee,

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         dated November 15, 1982, recorded in Volume 270, Page 561 of the Deed Records of Zapata County, Texas. (061-080/01) SAVE AND EXCEPT:

                 Eighty (80) acres of land in Zapata County, Texas, in the form of a square around a point designated according to the drilling agreement between Sovereign Energy and GHR Energy Corp., et al. Said point (the Munoz #1) being within the Evaristo Gutierrez Tract, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the center of said 80 acres, being described as follows:

                          BEGINNING at the Northwest corner of the E. Gutierrez Tract for the place of beginning.

                          THENCE Northeast along the Northwest line of the E. Gutierrez Tract, 1866.76 feet for the Northeast corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of the E. Gutierrez Tract, 1866.76 feet for the Southeast corner of said 80 acre tract.

                          THENCE Southwest along a line parallel to the Northwest line of the E. Gutierrez Tract, 1866.76 feet for the Southwest corner corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of the E. Gutierrez Tract, 1866.76 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Munoz No. 2                     125688        100%        77.5%
         Munoz No. 3C                    123613        100%        77.5%
         Munoz No. 3T                    124658        100%        77.5%
         Munoz-Gutierrez GU              127704        100%        73.72519%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 77.5%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

90. Oil, Gas & Mineral Lease between Alicia O. Gutierrez, et al, as Lessors and Fred S. Hopson, as Lessee, dated September 12, 1985, recorded in Volume 318, Page 749 of the Official Records of Zapata County, Texas. (061-080/02)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Munoz-Gutierrez GU              127704        100%        73.72519%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 73.72519%

91. Oil & Gas Lease between Eliseo E. Gutierrez, as Lessor and GHR Energy Corp., as Lessee, dated September 30, 1983, recorded in Volume 281, Page 563 of the Deed Records of Zapata County, Texas. (061-081)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         EE Gutierrez No. 1C             122469        100%        77.5%
         EE Gutierrez No. 2R             130147        100%        77.5%
         EE Gutierrez No. 3              125448        100%        78.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.5%

92. Memorandum of Oil & Gas Lease between Diamantina G. Ramirez, et al, as Lessors and TransAmerican Natural Gas Corporation, as Lessee, dated October 27, 1988, recorded in Volume 397, Page 788 of the Official Records of Zapata County, Texas. (061-083A) SAVE AND EXCEPT:

                 1380.3 acres, more or less, being the NE 1380.3 acres of what is known as "Las Avispas" ranch in Porciones 39 and 40 being out of the same tract of land conveyed by Manuel Villarreal Garcia, et al., to Abel Ramirez, by Warranty Deed dated September 27, 1945, and recorded in Volume 56, Page 376-8, Zapata County Deed Records, said tract of 1380.3 acres being further described as the Second Tract under that certain Memorandum of Oil and Gas Lease dated October 26, 1988, by and between Diamantina G. Ramirez, et al., as Lessor, and TNGC, as Lessee, recorded in Volume 397, Page 788 of the Official Records of Zapata County, Texas.

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

93. Oil & Gas Lease between Irene G. Gutierrez, as Lessor and GHR Energy Corp., as Lessee, dated December 22, 1983, recorded in Volume 284, Page 710 of the Deed Records of Zapata County, Texas. (061-084)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Irene No. 1-C                   125443        100%        78.5%
         Irene No. 1-T                   125323        100%        78.5%
         Irene No. 2-C                   130006        100%        77.5%
         Irene No. 2-T                   129881        100%        77.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.5%

94. Oil & Gas Lease between Jacoba Villarreal, as Lessor and GHR Energy Corp., as Lessee, dated December 22, 1983, recorded in Volume 284, Page 726 of the Deed Records of Zapata County, Texas, as ratified by Irene G. Gutierrez by agreement dated April 21, 1987, recorded in Volume 360, Page 538 of the Official Records of Zapata County, Texas. (061-085)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Jacoba No. 1C                   123612        100%        77.5%
         Jacoba No. 1T                   123919        100%        77.5%
         Jacoba No. 2C                   126687        100%        78.5%
         Jacoba No. 2T                   126539        100%        78.5%
         Jacoba No. 3C                   126078        100%        78.5%
         Jacoba No. 3T                   126274        100%        78.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.5%

95. Oil & Gas Lease between Guadalupe S. Garcia, et al, as Lessors and Southern States Exploration, Inc., as Lessee, dated September 21, 1984, recorded in Volume 296, Page 243 of the Official Records of Zapata County, Texas, and ratification by Dora Salinas, et al by agreement dated July 10, 1986, recorded in Volume 346, Page 332 of the Official Records of Zapata County, Texas. (061-087A)

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bustamante GU 1-1               121827        100%        77.5%
         Bustamante GU 1-2C              124101        100%        77.5%
         Bustamante GU 1-2T              124924        100%        77.5%
         Bustamante GU 1-3C              127205        100%        78.4%
         Bustamante GU 1-3T              127136        100%        78.4%
         Bustamante GU 1-4               140561        100%        77.5%
         Bustamante GU 1-5               144759        100%        77.5%
         Bustamante GU 1-6               152599        100%        77.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.4%

96. Oil, Gas & Mineral Lease between Genevevo Bustamante, et al, as Lessors and TransAmerican Natural Gas Corporation, as Lessee, dated October 21, 1985, recorded in Volume 321, Page 181 of the Official Records of Zapata County, Texas, and ratification by Osvelia B. Montalvo, et al, by agreement dated August 1, 1986, recorded in Volume 342, Page 716 of the Official Records of Zapata County, Texas. (061-088/01)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bustamante GU 1-1               121827        100%        77.5%
         Bustamante GU 1-2C              124101        100%        77.5%
         Bustamante GU 1-2T              124924        100%        77.5%
         Bustamante GU 1-3C              127205        100%        78.4%
         Bustamante GU 1-3T              127136        100%        78.4%
         Bustamante GU 1-4               140561        100%        77.5%
         Bustamante GU 1-5               144759        100%        77.5%
         Bustamante GU 1-6               152599        100%        77.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.4%

97. Oil, Gas & Mineral Lease between Salvador Flores, as Lessor and TransAmerican Natural Gas Corporation, as Lessee, dated October 21, 1985, recorded in Volume 321, Page 178 of the Official Records of Zapata County, Texas, and ratification by Osvelia B. Montalvo, et al, by agreement dated August 1, 1986, recorded in Volume 342, Page 716 of the Official Records of Zapata County, Texas. (061-088/01)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bustamante GU 1-1               121827        100%        77.5%
         Bustamante GU 1-2C              124101        100%        77.5%
         Bustamante GU 1-2T              124924        100%        77.5%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         Bustamante GU 1-3C              127205        100%        78.4%
         Bustamante GU 1-3T              127136        100%        78.4%
         Bustamante GU 1-4               140561        100%        77.5%
         Bustamante GU 1-5               144759        100%        77.5%
         Bustamante GU 1-6               152599        100%        77.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.4%

98. Oil, Gas & Mineral Lease between Lauro Flores, as Lessor and TransAmerican Natural Gas Corporation, et al, as Lessee, dated October 21, 1985, recorded in Volume 321, Page 175 of the Official Records of Zapata County, Texas, and ratification by Osvelia B. Montalvo, et al, by agreement dated August 1, 1986, recorded in Volume 342, Page 716 of the Official Records of Zapata County, Texas. (061-088/01)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bustamante GU 1-1               121827        100%        77.5%
         Bustamante GU 1-2C              124101        100%        77.5%
         Bustamante GU 1-2T              124924        100%        77.5%
         Bustamante GU 1-3C              127205        100%        78.4%
         Bustamante GU 1-3T              127136        100%        78.4%
         Bustamante GU 1-4               140561        100%        77.5%
         Bustamante GU 1-5               144759        100%        77.5%
         Bustamante GU 1-6               152599        100%        77.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.4%

99. Mineral & Royalty Deed between Antonio Bustamante, Jr., as Grantor and TransAmerican Natural Gas Corporation, as Grantee, dated June 1, 1986, recorded in Volume 355, Page 761 of the Official Records of Zapata County, Texas. (061-088/02)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bustamante GU 1-1               121827        100%        77.5%
         Bustamante GU 1-2C              124101        100%        77.5%
         Bustamante GU 1-2T              124924        100%        77.5%
         Bustamante GU 1-3C              127205        100%        78.4%
         Bustamante GU 1-3T              127136        100%        78.4%
         Bustamante GU 1-4               140561        100%        77.5%
         Bustamante GU 1-5               144759        100%        77.5%
         Bustamante GU 1-6               152599        100%        77.5%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.4%

100. Oil, Gas & Mineral Lease between L & B Cattle Co., as Lessor and TransAmerican Natural Gas Corporation, as Lessee, dated October 4, 1985, recorded in Volume 323, Page 250 of the Official Records of Zapata County, Texas. (061-089)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Yzaguirre-Leo No. 1             126887        100%        77.57217%
         Yzaguirre-Leo No. 3             132355        100%        77.57217%
         Yzaguirre-Leo No. 5             139695        100%        77.57217%
         Yzaguirre-Leo No. 6             146889        100%        77.57217%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 77.57217%

101. Oil, Gas & Mineral Lease between Carlos C. Garza, et al, as Lessors and TransAmerican Natural Gas Corporation, as Lessee, dated November 18, 1985, recorded in Volume 323, Page 851 of the Official Records of Zapata County, Texas. (061-090) SAVE AND EXCEPT:

                 Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS


                          THENCE Northeast along a line parallel to the Northwest line of Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bernardo GU No. 1               126995        100%        76.86796%
         Bernardo GU No. 2               127859        100%        76.86796%
         Bernardo GU No. 4               131664        100%        76.86796%
         Bernardo GU No. 5R              137333        100%        76.86796%
         Bernardo GU No. 6               137341        100%        76.86796%
         Bernardo GU No. 7               147897        100%        76.86796%
         Bernardo GU No. 8               149173        100%        76.86796%
         Bernardo GU No. 9               151365        100%        76.86796%
         Bernardo GU No. 12              153873        100%        76.86796%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

102. Oil & Gas Lease between Jose O. Dodier, et al, as Lessors and Jose A. Dodier, et al, as Lessees, dated December 2, 1985, recorded in Volume 324, Page 148 of the Official Records of Zapata County, Texas. (061-091)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         JOD No. 1                       126886        100%        78.5%
         JOD No. 2                       130010        100%        77.5%
         JOD No. 3                       133964        100%        77.5%
         JOD No. 4                       137336        100%        77.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 78.5%

103. Oil, Gas & Mineral Lease between Juan J. Garza, et al, as Lessors and TransAmerican Natural Gas Corporation, as Lessee, dated November 25, 1985, recorded in Volume 324, Page 142 of the Official Records of Zapata County, Texas. (061-092) SAVE AND EXCEPT:

                 Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                 according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bernardo GU No. 1               126995        100%        76.86796%
         Bernardo GU No. 2               127859        100%        76.86796%
         Bernardo GU No. 4               131664        100%        76.86796%
         Bernardo GU No. 5R              137333        100%        76.86796%
         Bernardo GU No. 6               137341        100%        76.86796%
         Bernardo GU No. 7               147897        100%        76.86796%
         Bernardo GU No. 8               149173        100%        76.86796%
         Bernardo GU No. 9               151365        100%        76.86796%
         Bernardo GU No. 12              153873        100%        76.86796%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

104. Oil & Gas Lease between Victoria S. Lopez, et al, as Lessors and TransAmerican Natural Gas Corporation, as Lessee, dated

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         February 7, 1986, recorded in Volume 335, Page 174 of the Official Records of Zapata County, Texas. (061-094)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         L.F.T. No. 1                    126444        100%        75.0%
         L.F.T. No. 2                    135298        100%        75.0%
         L.F.T. No. 4                    ______        100%        75.0%
         L.F.T. No. 5                    143183        100%        75.0%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 75.0%

105. Memorandum of Oil & Gas Lease between Estate of Lauro Garza, Deceased, as Lessors and TransAmerican Natural Gas Corporation, as Lessee, dated April 1, 1986, recorded in Volume 341, Page 737 of the Official Records of Zapata County, Texas. (061-095)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         D. Garza GU No. 1               ______        100%        70.80975%
         D. Garza GU No. 1-1C            124683        100%        70.80975%
         D. Garza GU No. 1-1T            124589        100%        70.80975%
         D. Garza GU No. 1-2             131663        100%        73.93475%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 73.98475%

106. Memorandum of Oil & Gas Lease between Araceli F. Ramirez, et vir, as Lessors and TransAmerican Natural Gas Corporation, as Lessee, dated July 15, 1987, recorded in Volume 375, Page 250 of the Official Records of Zapata County, Texas. (061-096)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Araceli No. 1                   130333        100%        74.0%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 74.0%

107. Oil, Gas & Mineral Lease between Carlos Garza, et al, as Lessors and TransAmerican Natural Gas Corporation, as Lessee, dated December 14, 1988, recorded in Volume 402, Page 316 of the Official Records of Zapata County, Texas. (061-097A) SAVE AND EXCEPT:

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS


                 Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bernardo GU No. 1               126995        100%        76.86796%
         Bernardo GU No. 2               127859        100%        76.86796%
         Bernardo GU No. 4               131664        100%        76.86796%
         Bernardo GU No. 5R              137333        100%        76.86796%
         Bernardo GU No. 6               137341        100%        76.86796%
         Bernardo GU No. 7               147897        100%        76.86796%
         Bernardo GU No. 8               149173        100%        76.86796%
         Bernardo GU No. 9               151365        100%        76.86796%
         Bernardo GU No. 12              153873        100%        76.86796%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS


108. Memorandum of Oil & Gas Lease between Zapata County Independent School District, as Lessors and TransAmerican Natural Gas Corporation, as Lessee, dated November 21, 1988, recorded in Volume 402, Page 322 of the Official Records of Zapata County, Texas. (061-098) SAVE AND
         EXCEPT:

                 Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bernardo GU No. 1               126995        100%        76.86796%
         Bernardo GU No. 2               127859        100%        76.86796%
         Bernardo GU No. 4               131664        100%        76.86796%
         Bernardo GU No. 5R              137333        100%        76.86796%
         Bernardo GU No. 6               137341        100%        76.86796%
         Bernardo GU No. 7               147897        100%        76.86796%
         Bernardo GU No. 8               149173        100%        76.86796%
         Bernardo GU No. 9               151365        100%        76.86796%

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         Bernardo GU No. 12              153873        100%        76.86796%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

109. Oil & Gas Lease between Rogelio Uribe Land & Cattle Co., Ltd., as Lessors and Southern States Exploration, Inc., as Lessee, dated September 1, 1988, recorded in Volume 405, Page 480 of the Official Records of Zapata County, Texas, and ratification by Priscilla R. de Martinez by agreement dated March 5, 1991, recorded in Volume 441, Page 409 of the Official Records of Zapata County, Texas. (061-099A)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Emma No. 1                      137021        100%        67.5%
         Emma No. 2                      152428        100%        67.5%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                           W.I. 100%     N.R.I. 67.5%

110. Oil, Gas & Mineral Lease between Herminia B. Bustamante, as Lessor and TransAmerican Natural Gas Corporation, as Lessee, dated May 24, 1989, recorded in Volume 410, Page 105 of the Official Records of Zapata County, Texas. (061-100) SAVE AND EXCEPT:

                 Eighty (80) acres of land in Zapata County, Texas, in the form of a rectangle around a point designated according to the drilling agreement between Aspen Services and TransAmerican Natural Gas Corporation, et al. Said point (the Bernardo G.U #1, Well #3) being within the Bernardo G.U. #1, Las Comitas Grant, Abstract No. 559, Zapata County, Texas, and in the confines of said 80 acres, being described as follows:

                          BEGINNING at the Most Easterly Northeast corner of the Pedro De Los Santos Share 26 for the place of beginning.

                          THENCE Southwest along a line parallel to the Northwest line of Share 26, 2323 feet for the Northwest corner of said 80 acre tract.

                          THENCE Southeast along a line perpendicular to the Northwest line

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

                          of Share 26, 1500 feet for the Southwest corner of said 80 acre tract.

                          THENCE Northeast along a line parallel to the Northwest line of Share 26, 2323 feet for the Southeast corner of said 80 acre tract.

                          THENCE Northwest along a line perpendicular to the Northwest line of Share 26, 1500 feet to the place of beginning.

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         Bernardo GU No. 1               126995        100%        76.86796%
         Bernardo GU No. 2               127859        100%        76.86796%
         Bernardo GU No. 4               131664        100%        76.86796%
         Bernardo GU No. 5R              137333        100%        76.86796%
         Bernardo GU No. 6               137341        100%        76.86796%
         Bernardo GU No. 7               147897        100%        76.86796%
         Bernardo GU No. 8               149173        100%        76.86796%
         Bernardo GU No. 9               151365        100%        76.86796%
         Bernardo GU No. 12              153873        100%        76.86796%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 76.86796%

111. Oil, Gas & Mineral Lease between Noelia de los Santos Coronado, et al, as Lessors and TransAmerican Natural Gas Corporation, as Lessee, dated June 1, 1987, recorded in Volume 456, Page 627 of the Official Records of Zapata County, Texas. (061-102)

                WELL NAME              R.R.C. NO.      W.I.         N.R.I.
                ---------              ----------      ----         ------
         DeLosSantos No. 1-1             126080        100%        78.51927%
         DeLosSantos No. 1-2             125040        81.25%      58.98096%
         DeLosSantos No. 1-5             127866        100%        77.73096%
         DeLosSantos No. 1-6             128416        100%        77.73096%
         DeLosSantos No. 1-7             141730        100%        77.73096%

         As to the remainder of the above lease, save and except for the well bores for the above wells:

                         W.I. 100%     N.R.I. 78.51927%

112. Oil, Gas and Mineral Lease between Bernardo Bustamante, et ux, as Lessor and TransTexas Gas Corporation, as Lessee,

EXHIBIT "A" - PART I
CHARCO - ZAPATA COUNTY, TEXAS

         dated January 26, 1994, recorded in Volume 495 at Page 40 of the Official Records of Zapata County, Texas. (061-103/01)

113. Oil, Gas and Mineral Lease between Rafael Trevino, et ux, as Lessor and TransTexas Gas Corporation, as Lessee, dated January 26, 1994, recorded in Volume 495 at Page 46 of the Official Records of Zapata County, Texas. (061-103/02)

114. Oil, Gas and Mineral Lease between Raul Trevino, et al, as Lessor and TransTexas Gas Corporation, as Lessee, dated January 26, 1994, recorded in Volume 495 at Page 52 of the Official Records of Zapata County, Texas. (061-103/03)

115. Oil, Gas and Mineral Lease between Jose Luis Bustamante, et ux, as Lessor and TransTexas Gas Corporation, as Lessee, dated January 26, 1994, recorded in Volume 495 at Page 58 of the Official Records of Zapata County, Texas. (061-103/04)

116. Oil and Gas Lease between Fred W. Winch, Jr., et al, as Lessor and TransTexas Gas Corporation, as Lessee, dated May 2, 1994, a Memorandum of which is recorded in Volume 498 at Page 822 of the Official Records of Zapata County, Texas. (061-103/05)

117. Oil and Gas Lease between NationsBank of Texas, Agent, as Lessor and TransTexas Gas Corporation, as Lessee, dated March 9, 1994, recorded in Volume 501 at Page 442 of the Official Records of Zapata County, Texas. (061- 103/06)

118. ALL AMENDMENTS, RENEWALS, EXTENSIONS, RATIFICATIONS AND MODIFICATIONS OF THE FOREGOING LEASES, WHETHER OR NOT LISTED ABOVE, AND ALL NEW OR REPLACEMENT LEASES WITH RESPECT TO ANY OF THE FOREGOING LEASES, WHETHER OR NOT LISTED ABOVE.

                                  EXHIBIT "A"
                                     CHARCO
                              ZAPATA COUNTY, TEXAS

                                    PART II

     WELL NAME                           R.R.C. NO.    W.I.           N.R.I.
     ---------                           ----------    ----           ------
Alfonso No. 1                            101258        100%        79.22916%
Alfonso No. 2                            101256        100%        79.22916%
Alfonso No. 3                            104941        100%        75.19270%
Alfonso No. 4                            103583        100%        75.19270%
Alfonso No. 5R                           118274        100%        76.53819%
Alfonso No. 6                            113615        100%        79.22916%
Alfonso No. 8                            142622        100%        79.22916%

Araceli No. 1                            130333        100%        74.0%

Asche No.  1                             101877        100%        67.5%
Asche No.  2                             095072        100%        67.5%
Asche No.  3                             096883        100%        67.5%
Asche No.  4                             156601        100%        67.5%
Asche No.  5                             103582        100%        67.5%
Asche No.  6                             107943        100%        67.5%
Asche No.  7                             112821        100%        67.5%
Asche No.  8                             117737        100%        65.2%
Asche No. 11                             119540        100%        67.5%
Asche No. 12                             123646        100%        67.5%
Asche No. 13                             124681        100%        67.5%
Asche No. 14                             124838        100%        67.5%
Asche No. 15C                            126891        100%        67.5%
Asche No. 15T                            126890        100%        67.5%
Asche No. 16C                            127199        100%        67.5%
Asche No. 16T                            127204        100%        67.5%
Asche No. 17                             127380        100%        67.5%
Asche No. 18                             127867        100%        67.5%
Asche No. 20                             130636        100%        67.5%
Asche No. 21                             135990        100%        67.5%
Asche No. 22                             139718        100%        67.5%
Asche No. 24                             143872        100%        67.5%
Asche No. 25                             148977        100%        67.5%
Asche No. 26                             150255        100%        67.5%
Asche No. 27                             152399        100%        67.5%

Bernardo GU No. 1                        126995        100%        76.86796%
Bernardo GU No. 2                        127859        100%        76.86796%
Bernardo GU No. 4                        131664        100%        76.86796%
Bernardo GU No. 5R                       137333        100%        76.86796%
Bernardo GU No. 6                        137341        100%        76.86796%
Bernardo GU No. 7                        147897        100%        76.86796%
Bernardo GU No. 8                        149173        100%        76.86796%
Bernardo GU No. 9                        151365        100%        76.86796%
Bernardo GU No. 12                       153873        100%        76.86796%





                                                               Page 1 of 5 Pages

EXHIBIT "A" - PART II
CHARCO - ZAPATA COUNTY, TEXAS


     WELL NAME                           R.R.C. NO.    W.I.           N.R.I.
     ---------                           ----------    ----           ------
Bustamante No. 1-1                       121827        100%        77.5%
Bustamante No. 1-2C                      124101        100%        77.5%
Bustamante No. 1-2T                      124924        100%        77.5%
Bustamante No. 1-3C                      127205        100%        78.4%
Bustamante No. 1-3T                      127136        100%        78.4%
Bustamante No. 1-4                       140561        100%        77.5%
Bustamante No. 1-5                       144759        100%        77.5%
Bustamante No. 1-6                       152599        100%        77.5%

J. V. Cuellar No. 1                      153187        100%        68.5%
J. V. Cuellar No. 2                      153179        100%        68.5%
J. V. Cuellar No. 3                      153181        100%        68.5%
J. V. Cuellar No. 4                      153501        100%        68.5%
J. V. Cuellar No. 5                      154449        100%        68.5%
J. V. Cuellar No. 6                      ______        100%        68.5%
J. V. Cuellar No. 7                      157633        100%        68.5%

Daisy No. 1                              128719        100%        77.5%
Daisy No. 2                              130248        100%        77.5%
Daisy No. 3                              141052        100%        77.5%

De Los Santos No. 1-1                    126080        100%        78.51927%
De Los Santos No. 1-2                    125040        81.25%      58.98096%
De Los Santos No. 1-5                    127866        100%        77.73096%
De Los Santos No. 1-6                    128416        100%        77.73096%
De Los Santos No. 1-7                    141730        100%        77.73096%

Derly No. 1                              147576        100%        80.0%
Derly No. 2                              152431        100%        80.0%
Derly No. 3                              150710        100%        80.0%
Derly No. 4                              152451        100%        80.0%

Emma No. 1                               137021        100%        67.5%
Emma No. 2                               152428        100%        67.5%

L. G. Flores No.  1                      070208        100%        77.21094%
L. G. Flores No.  2                      118270        100%        77.21094%
L. G. Flores No.  5                      126913        100%        77.21094%
L. G. Flores No.  6                      128999        100%        77.21094%
L. G. Flores No.  7                      131586        100%        77.21094%
L. G. Flores No.  8                      132055        100%        77.21094%
L. G. Flores No.  9                      135085        100%        77.21094%
L. G. Flores No. 10                      137234        100%        77.21094%
L. G. Flores No. 11                      145265        100%        77.21094%
L. G. Flores No. 13                      147307        100%        77.21094%
L. G. Flores No. 14C                     149952        100%        77.21094%
L. G. Flores No. 14T                     149060        100%        77.21094%
L. G. Flores No. 15C                     150226        100%        77.21094%





                                                               Page 2 of 5 Pages

EXHIBIT "A" - PART II
CHARCO - ZAPATA COUNTY, TEXAS

     WELL NAME                           R.R.C. NO.    W.I.           N.R.I.
     ---------                           ----------    ----           ------
L. G. Flores No. 15T                     150795        100%        77.21094%
L. G. Flores No. 16C                     151453        100%        77.21094%
L. G. Flores No. 16T                     150546        100%        77.21094%
L. G. Flores No. 17                      153316        100%        77.21094%
L. G. Flores No. 17R                     151751        100%        77.21094%
L. G. Flores No. 18                      152922        100%        77.21094%

M. Flores No. 2                          103040        100%        73.55%
M. Flores No. 3                          105944        100%        73.50%

A. Garza No. 1                           094266        100%        79.22916%
A. Garza No. 2                           100535        100%        79.22916%
A. Garza No. 3                           120420        100%        75.19270%
A. Garza No. 5                           000045        100%        79.22916%

D. Garza GU No. 1                        ______        100%        70.80975%
D. Garza GU No. 1C                       124683        100%        70.80975%
D. Garza GU No. 1T                       124589        100%        70.80975%
D. Garza GU No. 2                        131663        100%        73.93475%

L. Garza No. 1                           114142        100%        70.03334%
L. Garza No. 3                           110236        100%        68.8%
L. Garza No. 4                           123172        100%        72.5%
L. Garza No. 5                           124674        100%        72.5%
L. Garza No. 6                           126081        100%        72.5%

L. Garza No. B1C                         133833        100%        72.5%
L. Garza No. B1T                         133347        100%        72.5%
L. Garza No. B2                          131322        100%        71.25%
L. Garza No. B3                          135328        100%        71.25%
L. Garza No. B4                          137337        100%        72.5%

M. Garza No. 1                           089705        100%        77.25%

EE Gutierrez No. 1C                      122469        100%        77.5%
EE Gutierrez No. 2R                      130147        100%        77.5%
EE Gutierrez No. 3                       125448        100%        78.5%

JM Gutierrez No. 2                       118924        100%        80.83333%
JM Gutierrez No. 4                       123611        100%        80.83333%
JM Gutierrez No. 7                       126079        100%        80.83333%

Irene No. 1C                             125443        100%        78.5%
Irene No. 1T                             125323        100%        78.5%
Irene No. 2C                             130006        100%        77.5%
Irene No. 2T                             129881        100%        77.5%





                                                               Page 3 of 5 Pages

EXHIBIT "A" - PART II
CHARCO - ZAPATA COUNTY, TEXAS

     WELL NAME                           R.R.C. NO.    W.I.           N.R.I.
     ---------                           ----------    ----           ------
JOD No. 1                                126886        100%        78.5%
JOD No. 2                                130010        100%        77.5%
JOD No. 3                                133964        100%        77.5%
JOD No. 4                                137336        100%        77.5%

Jacoba No. 1C                            123612        100%        77.5%
Jacoba No. 1T                            123919        100%        77.5%
Jacoba No. 2C                            126687        100%        78.5%
Jacoba No. 2T                            126539        100%        78.5%
Jacoba No. 3C                            126078        100%        78.5%
Jacoba No. 3T                            126274        100%        78.5%

Jacoba No. A1                            156605        100%        78.5%
Jacoba No. A2                            000011        100%        78.5%

L.F.T. No. 1                             126444        100%        75.0%
L.F.T. No. 2                             135298        100%        75.0%
L.F.T. No. 4                             ______        100%        75.0%
L.F.T. No. 5                             143183        100%        75.0%

Leonardo No.  2                          087817        100%        79.22916%
Leonardo No.  3R                         114114        100%        75.19270%
Leonardo No.  4                          114509        100%        76.53819%
Leonardo No.  6                          117133        100%        79.22916%
Leonardo No.  7                          120232        100%        79.22916%
Leonardo No.  8                          121970        100%        79.22916%
Leonardo No.  9                          123375        100%        79.22916%
Leonardo No. 10                          124839        100%        79.22917%
Leonardo No. 11                          124005        100%        79.22916%
Leonardo No. 12                          000032        100%        79.22916%

Martinez- Ramirez GU No. 1               063229        100%        76%

M. Ramirez GU No. 1                      064507        100%        76%

Munoz No. 2                              125688        100%        77.5%
Munoz No. 3C                             123613        100%        77.5%
Munoz No. 3T                             124658        100%        77.5%

Munoz-Gutierrez GU                       127704        100%        73.72519%

Porras GU No. 1                          102788        100%        72%
Porras GU No. 2                          106086        100%        72%

R.M.T. No. 1                             127973        100%        73.5%
R.M.T. No. 2                             151335        100%        73.5%





                                                               Page 4 of 5 Pages

EXHIBIT "A" - PART II
CHARCO - ZAPATA COUNTY, TEXAS

     WELL NAME                           R.R.C. NO.    W.I.           N.R.I.
     ---------                           ----------    ----           ------
Abel Ramirez No. 1                       065181        100%        76.0%

Rodriguez GU No. 1                       127456        100%        71.78180%
Rodriguez GU No. 2                       142476        100%        71.78180%
Rodriguez GU No. 3C                      146753        100%        71.78180%
Rodriguez GU No. 4                       147306        100%        71.78180%
Rodriguez GU No. 5C                      147800        100%        71.78180%
Rodriguez GU No. 5T                      147721        100%        71.78180%
Rodriguez GU No. 6C                      150195        100%        71.78180%
Rodriguez GU No. 6T                      150035        100%        71.78180%
Rodriguez GU No. 7C                      151931        100%        71.78180%
Rodriguez GU No. 7T                      152317        100%        71.78180%

G. R. SwantnerNo. 1                      075447        100%        79.23%

Yzaguirre-Leo No. 1                      126887        100%        77.57217%
Yzaguirre-Leo No. 3                      132355        100%        77.57217%
Yzaguirre-Leo No. 5                      139695        100%        77.57217%
Yzaguirre-Leo No. 6                      146889        100%        77.57217%





                                                               Page 5 of 5 Pages

                              EXHIBIT A - PART III
                         TO PURCHASE AND SALE AGREEMENT



All of Seller's right, title and interest in and to the easements, surface fees, surface leases, permits and rights-of-way useful to or used in connection with the pipelines colored in red on the plat attached as Exhibit B to the Purchase and Sale Agreement and all of Seller's right, title and interest in and to all personal property and fixtures, including, but not limited to, all pipe and meters, useful to or used in connection with such pipelines which pipelines are commonly referred to as the entire "gathering system" for the Wells.

                              EXHIBIT A - PART IV
                         To Purchase and Sale Agreement


Well Valuation:



=====================================================================================================================
 WELL NAME                    FIELD NAME                    FORMATION        WI%          NRI%            VALUATION
                                                                                                             (M$)
- ---------------------------------------------------------------------------------------------------------------------
 Alfonso #1                   Charco 9200                   Perdido A        100.0%       79.229%            178
- ---------------------------------------------------------------------------------------------------------------------
 Alfonso #2                                                 Perdido B        100.0%       79.229%             0
- ---------------------------------------------------------------------------------------------------------------------
 Alfonso #3                   Charco 9400                   Perdido A        100.0%       75.193%            433
- ---------------------------------------------------------------------------------------------------------------------
 Alfonso #4                   Charco 9200                   Perdido A        100.0%       75.193%            179
- ---------------------------------------------------------------------------------------------------------------------
 Alfonso #5R                                                Perdido A&B      100.0%       76.538%             0
- ---------------------------------------------------------------------------------------------------------------------
 Alfonso #6                   Charco 9200                   Perdido A&B      100.0%       79.229%            184
- ---------------------------------------------------------------------------------------------------------------------
 Alfonso #8                   Charco 9900                   Perdido B        100.0%       79.229%            227
- ---------------------------------------------------------------------------------------------------------------------
 Araceli #1                   El Huefano 10800              Perdido B        100.0%       74.000%            285
- ---------------------------------------------------------------------------------------------------------------------
 Asche #1                     Charco 9200                   Perdido A        100.0%       67.500%            181
- ---------------------------------------------------------------------------------------------------------------------
 Asche #2                     Charco 9200                   Perdido A        100.0%       67.500%            551
- ---------------------------------------------------------------------------------------------------------------------
 Asche #3                                                   Perdido A        100.0%       67.500%             0
- ---------------------------------------------------------------------------------------------------------------------
 Asche #4                                                   Perdido A        100.0%       67.500%            295
- ---------------------------------------------------------------------------------------------------------------------
 Asche #5                                                   Perdido A        100.0%       67.500%             0
- ---------------------------------------------------------------------------------------------------------------------

                              EXHIBIT A - PART IV
                         To Purchase and Sale Agreement


Well Valuation:



=====================================================================================================================
 WELL NAME                    FIELD NAME                    FORMATION        WI%          NRI%            VALUATION
                                                                                                             (M$)
- ---------------------------------------------------------------------------------------------------------------------
 Asche #6                     Charco 9900                   Perdido B        100.0%       67.500%             43
- ---------------------------------------------------------------------------------------------------------------------
 Asche #7                     Charco 9900                   Perdido A&B      100.0%       67.500%             24
- ---------------------------------------------------------------------------------------------------------------------
 Asche #8                     Charco 9200                   Perdido A&B      100.0%       65.200%             13
- ---------------------------------------------------------------------------------------------------------------------
 Asche #11                    Charco 9200                   Perdido A        100.0%       67.500%             88
- ---------------------------------------------------------------------------------------------------------------------
 Asche #12                    Charco 9200                   Perdido A&B      100.0%       67.500%            714
- ---------------------------------------------------------------------------------------------------------------------
 Asche #13                    Charco 9200                   Perdido A&B      100.0%       67.500%             94
- ---------------------------------------------------------------------------------------------------------------------
 Asche #14                    Charco 9200                   Perdido A        100.0%       67.500%             29
- ---------------------------------------------------------------------------------------------------------------------
 Asche #15C                   Charco 9200                   Perdido A        100.0%       67.500%             0
- ---------------------------------------------------------------------------------------------------------------------
 Asche #15T                   Charco 9900                   Perdido B        100.0%       67.500%             1
- ---------------------------------------------------------------------------------------------------------------------
 Asche #16C                   Charco 9200                   Perdido A        100.0%       67.500%             0
- ---------------------------------------------------------------------------------------------------------------------
 Asche #17                    Charco 9200                   Perdido A        100.0%       67.500%             0
- ---------------------------------------------------------------------------------------------------------------------
 Asche #18                    Charco 9900                   Perdido B        100.0%       67.500%             0
- ---------------------------------------------------------------------------------------------------------------------
 Asche #20                    Charco 9900                   Perdido B        100.0%       67.500%             0
- ---------------------------------------------------------------------------------------------------------------------

                              EXHIBIT A - PART IV
                         To Purchase and Sale Agreement


Well Valuation:



=====================================================================================================================
 WELL NAME                    FIELD NAME                    FORMATION        WI%          NRI%            VALUATION
                                                                                                             (M$)
- ---------------------------------------------------------------------------------------------------------------------
 Asche #21                    El Huerfano 10800             Perdido B        100.0%       67.500%             0
- ---------------------------------------------------------------------------------------------------------------------
 Asche #22                    El Huefano 10800              Perdido A        100.0%       67.500%             0
- ---------------------------------------------------------------------------------------------------------------------
 Asche #24                    Munoz Lobo                    Lobo 1           100.0%       67.500%             72
- ---------------------------------------------------------------------------------------------------------------------
 Asche #25                    Charco 9900                   Perdido A&B      100.0%       67.500%            607
- ---------------------------------------------------------------------------------------------------------------------
 Asche #26                    Charco 9900                   Perdido A        100.0%       67.500%             0
- ---------------------------------------------------------------------------------------------------------------------
 Asche #27                    Charco 9900                   Perdido A&B      100.0%       67.500%             48
- ---------------------------------------------------------------------------------------------------------------------
 Bernardo GU #1               El Huerfano 10800             Perdido A&B      100.0%       76.872%             9
- ---------------------------------------------------------------------------------------------------------------------
 Bernardo GU #2               El Huerfano 10800             Perdido A&B      100.0%       76.872%             0
- ---------------------------------------------------------------------------------------------------------------------
 Bernardo GU #4               El Huerfano 10800             Perdido A        100.0%       76.872%             65
- ---------------------------------------------------------------------------------------------------------------------
 Bernardo GU #5R              El Huerfano 10800             Perdido A        100.0%       76.872%            307
- ---------------------------------------------------------------------------------------------------------------------
 Bernardo GU #6               El Huerfano 10800             Perdido A&B      100.0%       76.872%            104
- ---------------------------------------------------------------------------------------------------------------------
 Bernardo GU #7               El Huerfano 10800             Perdido A        100.0%       76.872%            641
- ---------------------------------------------------------------------------------------------------------------------

                              EXHIBIT A - PART IV
                         To Purchase and Sale Agreement


Well Valuation:



=====================================================================================================================
 WELL NAME                    FIELD NAME                    FORMATION        WI%          NRI%            VALUATION
                                                                                                             (M$)
- ---------------------------------------------------------------------------------------------------------------------
 Bernardo GU #8               El Huerfano 10800             Perdido A&B      100.0%       76.872%            113
- ---------------------------------------------------------------------------------------------------------------------
 Bernardo GU #9               El Huerfano 10800             Perdido A&B      100.0%       76.872%            939
- ---------------------------------------------------------------------------------------------------------------------
 Bernardo GU #10              El Huerfano 10800             Perdido B        100.0%       76.872%           1,008
- ---------------------------------------------------------------------------------------------------------------------
 Bernardo GU #12              El Huerfano 10800             Perdido          100.0%       76.872%            227
- ---------------------------------------------------------------------------------------------------------------------
 Bustamante #1-1              El Huerfano 10800             Perdido A&B      100.0%       77.786%             25
- ---------------------------------------------------------------------------------------------------------------------
 Bustamante #1-2C             El Huerfano 10800             Perdido A        100.0%       77.786%             0
- ---------------------------------------------------------------------------------------------------------------------
 Bustamante #1-2T             Munoz Lobo                    Lobo 6           100.0%       77.786%             28
- ---------------------------------------------------------------------------------------------------------------------
 Bustamante #1-3C             El Huerfano 10800                              100.0%       77.786%             67
- ---------------------------------------------------------------------------------------------------------------------
 Bustamante #1-3T             Munoz Lobo                                     100.0%       77.786%             11
- ---------------------------------------------------------------------------------------------------------------------
 Bustamante #1-4              Bustamante Wilcox             Perdido A        100.0%       77.787%            159
- ---------------------------------------------------------------------------------------------------------------------
 Bustamante #1-5              Munoz Lobo                    Lobo             100.0%       77.787%           2,014
- ---------------------------------------------------------------------------------------------------------------------
 Bustamante #1-6              Bustamante Wilcox             Perdido          100.0%       77.787%            380
- ---------------------------------------------------------------------------------------------------------------------
 Cuellar #1                   Wilcox, L.                    Lobo             100.0%       68.500%            709
- ---------------------------------------------------------------------------------------------------------------------

                              EXHIBIT A - PART IV
                         To Purchase and Sale Agreement


Well Valuation:



=====================================================================================================================
 WELL NAME                    FIELD NAME                    FORMATION        WI%          NRI%            VALUATION
                                                                                                             (M$)
- ---------------------------------------------------------------------------------------------------------------------
 Cuellar #2                   Wilcox, L.                    Lobo             100.0%       68.500%            684
- ---------------------------------------------------------------------------------------------------------------------
 Cuellar #3                   Wilcox, L.                    Lobo             100.0%       68.500%            385
- ---------------------------------------------------------------------------------------------------------------------
 Cuellar #4                   Wilcox, L.                    Lobo             100.0%       68.500%            778
- ---------------------------------------------------------------------------------------------------------------------
 Cuellar #5                   Wilcox, L.                    Lobo             100.0%       68.500%            984
- ---------------------------------------------------------------------------------------------------------------------
 Cuellar #7                   Wilcox, L.                                     100.0%                           0
- ---------------------------------------------------------------------------------------------------------------------
 Daisy #1                     El Huerfano 10800             Perdido B        100.0%       77.500%             72
- ---------------------------------------------------------------------------------------------------------------------
 Daisy #2                     El Huerfano 10800             Perdido A        100.0%       77.500%             0
- ---------------------------------------------------------------------------------------------------------------------
 Daisy #3                     El Huerfano 10800             Perdido A&B      100.0%       77.500%             74
- ---------------------------------------------------------------------------------------------------------------------
 De Los Santos #1-1           El Huerfano 10800                              100.0%       78.589%            140
- ---------------------------------------------------------------------------------------------------------------------
 De Los Santos #1-2           El Huerfano 10800             Perdido A        100.0%       58.981%             0
- ---------------------------------------------------------------------------------------------------------------------
 De Los Santos #1-5           El Huerfano 10800             Perdido A&B      100.0%       77.731%             24
- ---------------------------------------------------------------------------------------------------------------------
 De Los Santos #1-6           El Huerfano 10800             Perdido A&B      100.0%                           11
- ---------------------------------------------------------------------------------------------------------------------
 De Los Santos #1-7           Bustamante Wilcox             Perdido A&B      100.0%       77.731%            382
- ---------------------------------------------------------------------------------------------------------------------

                              EXHIBIT A - PART IV
                         To Purchase and Sale Agreement


Well Valuation:



=====================================================================================================================
 WELL NAME                    FIELD NAME                    FORMATION        WI%          NRI%            VALUATION
                                                                                                             (M$)
- ---------------------------------------------------------------------------------------------------------------------
 Derly #1                     Lobo                          Lobo 1,6         100.0%       80.000%             39
- ---------------------------------------------------------------------------------------------------------------------
 Derly #2                                                                    100.0%                           0
- ---------------------------------------------------------------------------------------------------------------------
 Derly #3                     Lobo                          Lobo             100.0%       80.000%            180
- ---------------------------------------------------------------------------------------------------------------------
 Emma #1                      El Huerfano 10800             Perdido A        100.0%       67.500%             0
- ---------------------------------------------------------------------------------------------------------------------
 Emma #2                      El Huerfano 10800             Perdido A&B      100.0%       67.500%            460
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #1                                              Perdido B        100.0%       77.211%             0
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #2                Munoz Lobo                    Lobo 1, 3        100.0%       77.211%             0
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #4                Munoz Lobo                                     100.0%       27.024%             47
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #5                Munoz Lobo                                     100.0%       77.219%            213
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #6                El Huerfano 10800             Perdido A&B      100.0%       77.211%             43
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #7                El Huerfano 10800             Perdido A&B      100.0%       77.211%             51
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #8                El Huerfano 10800             Perdido A&B      100.0%       77.211%            155
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #9                El Huerfano 10800             Perdido B        100.0%       77.211%            144
- ---------------------------------------------------------------------------------------------------------------------

                              EXHIBIT A - PART IV
                         To Purchase and Sale Agreement


Well Valuation:



=====================================================================================================================
 WELL NAME                    FIELD NAME                    FORMATION        WI%          NRI%            VALUATION
                                                                                                             (M$)
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #10               El Huerfano 10800             Perdido A&B      100.0%       77.211%             0
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #11               Munoz Lobo                    Lobo             100.0%       77.211%           1,392
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #12                                                                                               0
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #13               Munoz Lobo                    Lobo             100.0%       77.211%            516
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #14C              El Huerfano 10800             Perdido A&B      100.0%       77.211%           1,831
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #14T              Munoz Lobo                    Lobo             100.0%       77.211%            240
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #15C              El Huerfano 10800             Perdido B        100.0%       77.211%            145
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #15T              Munoz Lobo                                     100.0%       77.211%             47
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #16C              Bustamante Wilcox             Lobo             100.0%       77.211%            379
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #16T              Munoz Lobo                    Lobo             100.0%       77.211%            382
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #17               Bustamante 7950               Lobo             100.0%       77.211%             1
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #17R              Munoz Lobo                                     100.0%       77.211%             53
- ---------------------------------------------------------------------------------------------------------------------
 Flores, LG #18               Bustamante Wilcox             Perdido          100.0%       77.211%             35
- ---------------------------------------------------------------------------------------------------------------------

                              EXHIBIT A - PART IV
                         To Purchase and Sale Agreement


Well Valuation:



=====================================================================================================================
 WELL NAME                    FIELD NAME                    FORMATION        WI%          NRI%            VALUATION
                                                                                                             (M$)
- ---------------------------------------------------------------------------------------------------------------------
 Flores M A-1                                                                                                729
- ---------------------------------------------------------------------------------------------------------------------
 Flores M 2                   Perdido                       Perdido A        100.0%       73.550%             18
- ---------------------------------------------------------------------------------------------------------------------
 Flores M 3                   Perdido                       Perdido A        100.0%       73.550%             0
- ---------------------------------------------------------------------------------------------------------------------
 Garza A1                     Charco 9200                   Perdido A        100.0%       79.229%            377
- ---------------------------------------------------------------------------------------------------------------------
 Garza A2                     Charco 9200                   Perdido A        100.0%       79.229%            611
- ---------------------------------------------------------------------------------------------------------------------
 Garza A3                     Charco 9900                   Perdido B        100.0%       75.193%             82
- ---------------------------------------------------------------------------------------------------------------------
 Garza A5                                                                    100.0%                          715
- ---------------------------------------------------------------------------------------------------------------------
 Garza D1C                    El Huerfano 10800             Perdido          100.0%       70.810%            481
- ---------------------------------------------------------------------------------------------------------------------
 Garza D1T                    Munoz Lobo                    Lobo             100.0%       70.810%             24
- ---------------------------------------------------------------------------------------------------------------------
 Garza D2                     El Huerfano 10800             Perdido B        100.0%       73.935%             26
- ---------------------------------------------------------------------------------------------------------------------
 Garza, L #1                                                Perdido B        100.0%       70.033%             0
- ---------------------------------------------------------------------------------------------------------------------
 Garza, L #3                                                Perdido A        100.0%       68.800%             0
- ---------------------------------------------------------------------------------------------------------------------
 Garza, L #4                  Munoz Lobo                    Lobo             100.0%       72.500%             0
- ---------------------------------------------------------------------------------------------------------------------

                              EXHIBIT A - PART IV
                         To Purchase and Sale Agreement


Well Valuation:



=====================================================================================================================
 WELL NAME                    FIELD NAME                    FORMATION        WI%          NRI%            VALUATION
                                                                                                             (M$)
- ---------------------------------------------------------------------------------------------------------------------
 Garza, L #5                  El Huerfano 10800                              100.0%       72.500%             0
- ---------------------------------------------------------------------------------------------------------------------
 Garza, L #6                  El Huerfano 10800             Perdido A        100.0%       72.500%             45
- ---------------------------------------------------------------------------------------------------------------------
 Garza, L #B1C                El Huerfano 10800             Perdido B        100.0%       72.500%             0
- ---------------------------------------------------------------------------------------------------------------------
 Garza, L #B1T                Munoz Lobo                    Lobo             100.0%       72.500%             1
- ---------------------------------------------------------------------------------------------------------------------
 Garza, L #B2                 Munoz Lobo                    Lobo             100.0%       71.250%            378
- ---------------------------------------------------------------------------------------------------------------------
 Garza, L #B3                 El Huerfano 10800             Perdido A        100.0%       71.250%             0
- ---------------------------------------------------------------------------------------------------------------------
 Garza, L #B4                 El Huerfano 10800             Perdido          100.0%       72.500%             0
- ---------------------------------------------------------------------------------------------------------------------
 Garza, M. #1                 El Huerfano 10800             Perdido B        100.0%       77.250%             3
- ---------------------------------------------------------------------------------------------------------------------
 Gutierrez, EE #1C            El Huerfano 10800             Perdido A        100.0%       77.500%             13
- ---------------------------------------------------------------------------------------------------------------------
 Gutierrez, EE #2R            El Huerfano 10800             Perdido B        100.0%       77.500%            113
- ---------------------------------------------------------------------------------------------------------------------
 Gutierrez, EE #3             El Huerfano 10800                              100.0%       77.500%            159
- ---------------------------------------------------------------------------------------------------------------------
 Gutierrez, JM #2                                           Perdido A        100.0%       80.833%             0
- ---------------------------------------------------------------------------------------------------------------------
 Gutierrez, JM #4             Charco 9200                   Perdido A        100.0%       80.833%            446
- ---------------------------------------------------------------------------------------------------------------------

                              EXHIBIT A - PART IV
                         To Purchase and Sale Agreement


Well Valuation:



=====================================================================================================================
 WELL NAME                    FIELD NAME                    FORMATION        WI%          NRI%            VALUATION
                                                                                                             (M$)
- ---------------------------------------------------------------------------------------------------------------------
 Gutierrez, JM #7             Charco 9200                   Perdido A        100.0%       80.833%             0
- ---------------------------------------------------------------------------------------------------------------------
 Irene #1C                    El Huerfano 10800                              100.0%       77.500%            114
- ---------------------------------------------------------------------------------------------------------------------
 Irene #1T                    Munoz Lobo                                     100.0%       78.400%             0
- ---------------------------------------------------------------------------------------------------------------------
 Irene #2C                    El Huerfano 10800             Perdido A        100.0%       77.500%             99
- ---------------------------------------------------------------------------------------------------------------------
 Irene #2T                    Munoz Lobo                    Lobo             100.0%       77.500%             81
- ---------------------------------------------------------------------------------------------------------------------
 J.O.D. #1                    El Huerfano 10800                              100.0%       77.500%             20
- ---------------------------------------------------------------------------------------------------------------------
 J.O.D. #2                    El Huerfano 10800             Perdido A&B      100.0%       77.500%             0
- ---------------------------------------------------------------------------------------------------------------------
 J.O.D. #3                    El Huerfano 10800             Perdido A&B      100.0%       77.500%            808
- ---------------------------------------------------------------------------------------------------------------------
 J.O.D. #4                    El Huerfano 10800             Perdido A&B      100.0%       77.500%             0
- ---------------------------------------------------------------------------------------------------------------------
 Jacoba #1C                   El Huerfano 10800             Perdido A&B      100.0%       77.500%             0
- ---------------------------------------------------------------------------------------------------------------------
 Jacoba #1T                   Munoz Lobo                    Lobo             100.0%       77.500%            267
- ---------------------------------------------------------------------------------------------------------------------
 Jacoba #2C                   El Huerfano 10800                              100.0%       77.500%             4
- ---------------------------------------------------------------------------------------------------------------------
 Jacoba #2T                   Munoz Lobo                                     100.0%       77.500%             0
- ---------------------------------------------------------------------------------------------------------------------

                              EXHIBIT A - PART IV
                         To Purchase and Sale Agreement


Well Valuation:



=====================================================================================================================
 WELL NAME                    FIELD NAME                    FORMATION        WI%          NRI%            VALUATION
                                                                                                             (M$)
- ---------------------------------------------------------------------------------------------------------------------
 Jacoba #3C                   El Huerfano 10800                              100.0%       78.400%             0
- ---------------------------------------------------------------------------------------------------------------------
 Jacoba #3T                   Munoz Lobo                                     100.0%       78.400%             21
- ---------------------------------------------------------------------------------------------------------------------
 Jacoba A1                                                                   100.0%       78.500%            503
- ---------------------------------------------------------------------------------------------------------------------
 Jacoba A2                    Lobo                                           100.0%       80.000%            503
- ---------------------------------------------------------------------------------------------------------------------
 L.F.T.#1                     El Huerfano 10800             Perdido A        100.0%       75.000%             0
- ---------------------------------------------------------------------------------------------------------------------
 L.F.T.#2                     El Huerfano 10800             Perdido A&B      100.0%       75.000%             7
- ---------------------------------------------------------------------------------------------------------------------
 L.F.T.#4                     El Huerfano 10800             Perdido A        100.0%       75.000%             4
- ---------------------------------------------------------------------------------------------------------------------
 L.F.T.#5                     Munoz Lobo                    Lobo             100.0%       75.000%             0
- ---------------------------------------------------------------------------------------------------------------------
 Leonardo #2                  Charco 9400                   Perdido A&B      100.0%       79.229%            153
- ---------------------------------------------------------------------------------------------------------------------
 Leonardo #3R                                               Lobo             100.0%       75.193%             0
- ---------------------------------------------------------------------------------------------------------------------
 Leonardo #4                                                Perdido B        100.0%                           0
- ---------------------------------------------------------------------------------------------------------------------
 Leonardo #6                  Charco 9900                   Perdido B        100.0%       79.229%            152
- ---------------------------------------------------------------------------------------------------------------------
 Leonardo #7                  Charco 9200                   Perdido A        100.0%       79.229%             0
- ---------------------------------------------------------------------------------------------------------------------

                              EXHIBIT A - PART IV
                         To Purchase and Sale Agreement


Well Valuation:



=====================================================================================================================
 WELL NAME                    FIELD NAME                    FORMATION        WI%          NRI%            VALUATION
                                                                                                             (M$)
- ---------------------------------------------------------------------------------------------------------------------
 Leonardo #8                  Charco 9200                   Perdido A        100.0%       79.229%           1,097
- ---------------------------------------------------------------------------------------------------------------------
 Leonardo #9                  Charco 9200                                    100.0%       79.229%             56
- ---------------------------------------------------------------------------------------------------------------------
 Leonardo #10                 Charco 9200                   Perdido A        100.0%       31.692%             0
- ---------------------------------------------------------------------------------------------------------------------
 Leonardo #11                 Charco 9900                   Perdido A        100.0%       79.229%            207
- ---------------------------------------------------------------------------------------------------------------------
 Leonardo #12                                                                100.0%       79.229%           2,680
- ---------------------------------------------------------------------------------------------------------------------
 Martinez Ramirez                                                            100.0%       76.000%            229
- ---------------------------------------------------------------------------------------------------------------------
 Munoz #2                     El Huerfano 10800             Perdido A&B      100.0%       77.500%            250
- ---------------------------------------------------------------------------------------------------------------------
 Munoz #3C                    El Huerfano 10800             Perdido A        100.0%       77.500%             0
- ---------------------------------------------------------------------------------------------------------------------
 Munoz #3T                    Munoz Lobo                    Lobo             100.0%       77.500%            535
- ---------------------------------------------------------------------------------------------------------------------
 Munoz-Gutierrez #1           Munoz Lobo                    Lobo 6           100.0%       73.725%             0
- ---------------------------------------------------------------------------------------------------------------------
 PorrasGU #1                  Charco 9400                   Perdido A        100.0%       72.000%            275
- ---------------------------------------------------------------------------------------------------------------------
 PorrasGU #2                  Charco 9400                   Perdido B        100.0%       72.000%             0
- ---------------------------------------------------------------------------------------------------------------------
 R.M.T. #1                                                  Lobo             100.0%       73.500%             0
- ---------------------------------------------------------------------------------------------------------------------

                              EXHIBIT A - PART IV
                         To Purchase and Sale Agreement


Well Valuation:



=====================================================================================================================
 WELL NAME                    FIELD NAME                    FORMATION        WI%          NRI%            VALUATION
                                                                                                             (M$)
- ---------------------------------------------------------------------------------------------------------------------
 R.M.T. #2                    Perdido                       Perdido A&B      100.0%       73.500%            129
- ---------------------------------------------------------------------------------------------------------------------
 Ramirez, Abel #1                                           Wilcox           100.0%       76.000%             88
- ---------------------------------------------------------------------------------------------------------------------
 Ramirez M 1                                                                 100.0%       76.000%            420
- ---------------------------------------------------------------------------------------------------------------------
 Rodriguez GU #1              Munoz Lobo                    Lobo             100.0%       71.782%            105
- ---------------------------------------------------------------------------------------------------------------------
 Rodriguez GU #2              Bustamante Wilcox             Perdido          100.0%       71.782%            268
- ---------------------------------------------------------------------------------------------------------------------
 Rodriguez GU #3C             Bustamante Wilcox             Perdido A&B      100.0%       71.782%           1,299
- ---------------------------------------------------------------------------------------------------------------------
 Rodriguez GU #4              Munoz Lobo                    Lobo             100.0%       71.782%            389
- ---------------------------------------------------------------------------------------------------------------------
 Rodriguez GU #5C             Bustamante Wilcox             Perdido          100.0%       71.782%            561
- ---------------------------------------------------------------------------------------------------------------------
 Rodriguez GU #5T             Munoz Lobo                    Lobo             100.0%       71.782%             0
- ---------------------------------------------------------------------------------------------------------------------
 Rodriguez GU #6C             Bustamante Wilcox             Perdido          100.0%       71.782%             21
- ---------------------------------------------------------------------------------------------------------------------
 Rodriguez GU #6T             Munoz Lobo                    Lobo             100.0%       71.782%             0
- ---------------------------------------------------------------------------------------------------------------------
 Rodriguez GU #7C             Bustamante Wilcox             Perdido          100.0%       71.782%            202
- ---------------------------------------------------------------------------------------------------------------------
 Rodriguez GU #7T             Munoz Lobo                    Lobo             100.0%       71.782%             22
- ---------------------------------------------------------------------------------------------------------------------

                              EXHIBIT A - PART IV
                         To Purchase and Sale Agreement


Well Valuation:



=====================================================================================================================
 WELL NAME                    FIELD NAME                    FORMATION        WI%          NRI%            VALUATION
                                                                                                             (M$)
- ---------------------------------------------------------------------------------------------------------------------
 Swatner GR 1                                                                100.0%       76.000%             96
- ---------------------------------------------------------------------------------------------------------------------
 Yzaguirre - Leo #1           El Huerfano 10800             Perdido A        100.0%       77.927%             0
- ---------------------------------------------------------------------------------------------------------------------
 Yzaguirre - Leo #3           El Huerfano 10800             Perdido B        100.0%       77.927%            157
- ---------------------------------------------------------------------------------------------------------------------
 Yzaguirre - Leo #5           El Huerfano 10800             Perdido B        100.0%       77.927%             98
- ---------------------------------------------------------------------------------------------------------------------
 Yzaguirre - Leo #6           El Huerfano 10800             Perdido A        100.0%                          805
=====================================================================================================================

                              EXHIBIT A - PART IV
                         TO PURCHASE AND SALE AGREEMENT


Lease Valuation:


===========================================================================================================
            LEASE NAME                  LEASE #           GROSS ACRES           NET           VALUE
                                                                               ACRES           (M$)
- -----------------------------------------------------------------------------------------------------------
  Derley Villarreal                         005-001B             480.129        480.129              72
- -----------------------------------------------------------------------------------------------------------
  Jacoba Villarreal                         005-002B           2,323.760      2,323.760             349
- -----------------------------------------------------------------------------------------------------------
  Ramirez Mineral Trust                     005-003A             907.100        907.100             136
- -----------------------------------------------------------------------------------------------------------
  Gloria E. Gutierrez                    005-005/01B             542.014         18.582              16
- -----------------------------------------------------------------------------------------------------------
  Gloria E. Gutierrez                    005-005/02B             542.014        433.432              65
- -----------------------------------------------------------------------------------------------------------
  Manual Ramirez                            005-006B             140.930        140.930              35
- -----------------------------------------------------------------------------------------------------------
  Juan D. Gutierrez                         055-007B              84.660         84.660              13
- -----------------------------------------------------------------------------------------------------------
  Jose C. Gutierrez                         005-010B             124.220        124.220              19
- -----------------------------------------------------------------------------------------------------------
  Rafael E. Gutierrez                       005-011B              50.009         50.009               8
- -----------------------------------------------------------------------------------------------------------
  Jacoba G. Villerreal                      005-012B             855.050        855.050             128
- -----------------------------------------------------------------------------------------------------------
  Irene G. de Gutierrez                     005-013B             104.660        104.660              16
- -----------------------------------------------------------------------------------------------------------
  Aida R. Garcia                          005-020/11             891.300          7.958               1
- -----------------------------------------------------------------------------------------------------------
  Graciela Ramirez Garza                  005-020/12             891.300         63.660              10
- -----------------------------------------------------------------------------------------------------------
  Graciela Morales Montez                    005-021             366.000        366.000              55
- -----------------------------------------------------------------------------------------------------------
  Jose C. Morales                            005-021                                                  0
- -----------------------------------------------------------------------------------------------------------
  Francisco Villarreal                       005-021                                                  0
- -----------------------------------------------------------------------------------------------------------
  Jorge Perez                                005-022             168.030        168.030              25
- -----------------------------------------------------------------------------------------------------------
  Eliseo J. Perez                            005-023              95.000         95.000              14
- -----------------------------------------------------------------------------------------------------------
  Jose Clemente Gutierrez                    005-024             163.530        163.530              25
- -----------------------------------------------------------------------------------------------------------
  Phoenix Energy                             005-025             596.740        596.740              90
- -----------------------------------------------------------------------------------------------------------

                              EXHIBIT A - PART IV
                         TO PURCHASE AND SALE AGREEMENT


Lease Valuation:


===========================================================================================================
            LEASE NAME                  LEASE #           GROSS ACRES           NET           VALUE
                                                                               ACRES           (M$)
- -----------------------------------------------------------------------------------------------------------
  Jesus V. Cuellar                           009-033             320.000        320.000              48
- -----------------------------------------------------------------------------------------------------------
  Abel Ramirez                               009-070             320.000        320.000             332
- -----------------------------------------------------------------------------------------------------------
  Delia R. de Martinez                       009-090             146.798        146.798              22
- -----------------------------------------------------------------------------------------------------------
  Sarah R. de Ramirez                        009-091             378.430        378.430              95
- -----------------------------------------------------------------------------------------------------------
  Francisco Ramirez                          009-092              43.570         43.570              11
- -----------------------------------------------------------------------------------------------------------
  Antonio Ramirez                            009-095              19.568         19.568               5
- -----------------------------------------------------------------------------------------------------------
  Rafael Ramirez                             009-096              23.384         23.384               6
- -----------------------------------------------------------------------------------------------------------
  Arturo Ramirez                             009-097              28.244         28.244               7
- -----------------------------------------------------------------------------------------------------------
  George R. Swatner                       016-064/01             320.000        266.670              67
- -----------------------------------------------------------------------------------------------------------
  Lloyd M. Bentson                        016-064/02           1,000.000        166.667              42
- -----------------------------------------------------------------------------------------------------------
  Lydia de Alonzo                           016-070a              96.470         96.470              14
- -----------------------------------------------------------------------------------------------------------
  Araceli Ramirez                           016-071A             202.510        202.510             653
- -----------------------------------------------------------------------------------------------------------
  Leonardo Flores                            016-072           2,291.200      2,291.200           1,477
- -----------------------------------------------------------------------------------------------------------
  Francisca de Porras                       016-073A             405.020        405.020           1,298
- -----------------------------------------------------------------------------------------------------------
  Martiniano Garza                           016-092             294.500        294.500             872
- -----------------------------------------------------------------------------------------------------------
  Amando Garza                               016-118             960.000        960.000             459
- -----------------------------------------------------------------------------------------------------------
  Alfonso Garza                              016-120           1,103.000      1,103.000             207
- -----------------------------------------------------------------------------------------------------------
  Leonardo G. Flores                         016-124           1,527.000      1,527.000           1,207
- -----------------------------------------------------------------------------------------------------------
  Vale A. Ackerman                           016-136           4,571.700      4,571.700           4,930
- -----------------------------------------------------------------------------------------------------------
  Maurilio Flores                           061-011A             880.000        880.000             176
- -----------------------------------------------------------------------------------------------------------
  David Bustamante                          061-008A              27.660         27.660               4
- -----------------------------------------------------------------------------------------------------------
  Feliz F. Bustamante                       061-009A              56.600         56.600               8
- -----------------------------------------------------------------------------------------------------------

                              EXHIBIT A - PART IV
                         TO PURCHASE AND SALE AGREEMENT


Lease Valuation:


===========================================================================================================
            LEASE NAME                  LEASE #           GROSS ACRES           NET           VALUE
                                                                               ACRES           (M$)
- -----------------------------------------------------------------------------------------------------------
  Daniel Yzaguirre                          061-010A             207.800        207.800              31
- -----------------------------------------------------------------------------------------------------------
  Ricardo de los Santos                  061-011/01A             299.120        290.450              44
- -----------------------------------------------------------------------------------------------------------
  Maria G. Garcia                           061-014A             100.200        100.200              15
- -----------------------------------------------------------------------------------------------------------
  Jose L. Bustamente                     061-015/01A             142.890        142.890              21
- -----------------------------------------------------------------------------------------------------------
  Marcela de los Santos                     061-016A              36.400         36.400               5
- -----------------------------------------------------------------------------------------------------------
  Julian Bustamente                         061-017A              90.250         90.250              14
- -----------------------------------------------------------------------------------------------------------
  Francisco de los Santos                061-019/01A             211.320        141.915              21
- -----------------------------------------------------------------------------------------------------------
  I.W. Shaffer                            061-019/02             138.810         48.560               7
- -----------------------------------------------------------------------------------------------------------
  Rutilde B. Martinez                       061-020A             138.810        138.810              21
- -----------------------------------------------------------------------------------------------------------
  Rogelio Uribe L&C                         061-021A             222.300        222.300              33
- -----------------------------------------------------------------------------------------------------------
  Juan J. Garza                             061-023A              64.100         64.100              10
- -----------------------------------------------------------------------------------------------------------
  William R. Leo                         061-026/01A               0.500          0.500               0
- -----------------------------------------------------------------------------------------------------------
  William R. Leo                          061-026/02             326.500        321.600              48
- -----------------------------------------------------------------------------------------------------------
  Roberto Garcia                            061-028A              87.200         87.200              13
- -----------------------------------------------------------------------------------------------------------
  Jose M. Gutierrez                          061-030           1,234.000      1,234.000             185
- -----------------------------------------------------------------------------------------------------------
  Emma D. Rodriguez                         061-037A             410.600        410.600             963
- -----------------------------------------------------------------------------------------------------------
  Juan A. Coronado                          061-043A              62.500         62.500               9
- -----------------------------------------------------------------------------------------------------------
  Pedro Dominguez                        061-047/01A             187.500        104.250              16
- -----------------------------------------------------------------------------------------------------------
  Manuel Rodriguez                       061-047/02A              62.500         31.250               5
- -----------------------------------------------------------------------------------------------------------
  Rogelio Uribe L&C                      061-047/03A                62.5         42.000               6
- -----------------------------------------------------------------------------------------------------------
  Pedro Vela                              061-047/04                62.5           62.5               9
- -----------------------------------------------------------------------------------------------------------
  Guadalupe S. Garcia                       061-048A               31.25          31.25               5
- -----------------------------------------------------------------------------------------------------------

                              EXHIBIT A - PART IV
                         TO PURCHASE AND SALE AGREEMENT


Lease Valuation:


===========================================================================================================
            LEASE NAME                  LEASE #           GROSS ACRES           NET           VALUE
                                                                               ACRES           (M$)
- -----------------------------------------------------------------------------------------------------------
  Stanley G. Marshall                    061-060/01A                 295        270.520              54
- -----------------------------------------------------------------------------------------------------------
  Gladys H. Quilliam                     061-060/02B                 295         24.480               5
- -----------------------------------------------------------------------------------------------------------
  Guadalupe S. Garcia                       061-061A                62.5           62.5               9
- -----------------------------------------------------------------------------------------------------------
  Angelica M. Salinas                       061-062A                62.5           62.5               9
- -----------------------------------------------------------------------------------------------------------
  Lauro Garza                               061-077A                 352            352              53
- -----------------------------------------------------------------------------------------------------------
  Martinoa Garza                             061-078                 352            352              53
- -----------------------------------------------------------------------------------------------------------
  Elodia G. Munzo                          061-08/01                 845            845           3,409
- -----------------------------------------------------------------------------------------------------------
  Alicia O. Gutierrez                     061-080/02                 160            160              24
- -----------------------------------------------------------------------------------------------------------
  Eliseo E. Gutierrez                        061-081             334.794        334.794              50
- -----------------------------------------------------------------------------------------------------------
  Diamantina G. Ramirez                     061-083A             1955.79        1955.79             293
- -----------------------------------------------------------------------------------------------------------
  Irene G. Gutierrez                         061-084             334.794        334.794           1,596
- -----------------------------------------------------------------------------------------------------------
  Jacoba Villarreal                          061-085             334.794        334.794             852
- -----------------------------------------------------------------------------------------------------------
  Guadalupe S. Garcia                       061-087A               31.25          31.25               5
- -----------------------------------------------------------------------------------------------------------
  Genevevo Bustamante                     061-088/01                62.5           62.5               9
- -----------------------------------------------------------------------------------------------------------
  Salvador Flores                         061-088/01                                                  0
- -----------------------------------------------------------------------------------------------------------
  Lauro Flores                            061-088/01                                                  0
- -----------------------------------------------------------------------------------------------------------
  Antonio Bustamante                      061-088/02                62.5           62.5               9
- -----------------------------------------------------------------------------------------------------------
  L&B Cattle                                 061-089               100.2          100.2              15
- -----------------------------------------------------------------------------------------------------------
  Carlos C. Garza                            061-090                21.8           21.8               3
- -----------------------------------------------------------------------------------------------------------
  Jose O. Dodier                             061-091                1294           1294           1,032
- -----------------------------------------------------------------------------------------------------------
  Juan J. Garza                              061-092                   1              1               0
- -----------------------------------------------------------------------------------------------------------
  Victoria S. Lopez                          061-094                1294           1294             194
- -----------------------------------------------------------------------------------------------------------

                              EXHIBIT A - PART IV
                         TO PURCHASE AND SALE AGREEMENT


Lease Valuation:


===========================================================================================================
            LEASE NAME                  LEASE #           GROSS ACRES           NET           VALUE
                                                                               ACRES           (M$)
- -----------------------------------------------------------------------------------------------------------
  Estate of Lauro Garza                      061-096               93.44          93.44              14
- -----------------------------------------------------------------------------------------------------------
  Araceli F. Ramirez                         061-096                  88             88              13
- -----------------------------------------------------------------------------------------------------------
  Carlos Garza                              061-097A                   1              1               0
- -----------------------------------------------------------------------------------------------------------
  Zapata County ISD                          061-098                   3              3               0
- -----------------------------------------------------------------------------------------------------------
  Rogelio Uribe L&C                         061-099A               103.6          103.6              16
- -----------------------------------------------------------------------------------------------------------
  Herminia B. Bustamante                     061-100                 7.3            7.3               1
- -----------------------------------------------------------------------------------------------------------
  Noelia de los Santos                       061-102                  39          8.670               1
- -----------------------------------------------------------------------------------------------------------
  Bernardo Bustamente                     061-103/01                  60         30.000               5
- -----------------------------------------------------------------------------------------------------------
  Rafael Trevino                          061-103/02              134.35         33.588               5
- -----------------------------------------------------------------------------------------------------------
  Raul Trevino                            061-103/03              134.35         33.588               5
- -----------------------------------------------------------------------------------------------------------
  Jose Luis Bustamante                    061-103/04               85.17         42.585               6
- -----------------------------------------------------------------------------------------------------------
  Fred W. Winch                           061-103/05              279.52         46.586               7
- -----------------------------------------------------------------------------------------------------------
  NationsBank                             061-103/06               279.3         46.550               7
===========================================================================================================

 Total Leasehold Value                                         38081.102        33568.1           22,255
 Total Well Value                                                                                 38,419
 Total Gathering Value                                                                             4,827

                                 EXHIBIT "C-1"
                         TO PURCHASE AND SALE AGREEMENT


                    CONVEYANCE, BILL OF SALE AND ASSIGNMENT


STATE  OF  TEXAS            )
                            )                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ZAPATA            )

         That the undersigned TRANSTEXAS GAS CORPORATION, a Delaware corporation and TRANSTEXAS TRANSMISSION CORPORATION, a Delaware corporation (collectively, "Assignor"), whose addresses are 1300 East North Belt, Suite 310, Houston, Texas 77032-2949, for and in consideration of the sum of Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby BARGAIN, SELL, TRANSFER, ASSIGN AND CONVEY unto THE HOUSTON EXPLORATION COMPANY, a Delaware corporation ("Assignee"), whose address is 1331 Lamar, Suite 1065, Houston, Texas 77010, the following described property in Zapata County, Texas:

         (a) all of Assignor's right, title and interest in and to the Oil and Gas Leases set forth and identified in Exhibit A - Part I, attached hereto and made a part hereof (the "Leases"), including, but not limited to the working interests ("W.I.") and net revenue interests ("N.R.I.") (collectively, the "Lease Interests") specifically set forth in Exhibit A - Part I as to some of the Leases, pursuant to the terms of the Leases, together with all of Assignor's right, title and interest in and to all personal property, fixtures, machinery and equipment situated on the Leases (collectively, "Lease Equipment");

         (b) all of Assignor's right, title and interest in and to the wells (the "Wells") as identified and set forth in Exhibit A -
                 Part II attached hereto and made a part hereof, including all casing, tubing, rods, tanks, separators, pumps, machinery, equipment and all other personal property and fixtures situated thereon (collectively, "Well Equipment"), together with a like interest in all contracts, operating agreements, rights-of-way, easements, surface leases, permits, licenses, pooling or unitization agreements and other associated agreements or rights affecting the Leases and Wells.

         (c) all of Assignor's right, title and interest in and to the easements, surface fees, surface leases, permits and rights of way (the "Easements") listed on Exhibit "B", attached hereto and made a part hereof and all personal property and fixtures used or useful in connection with the Easements including, but not limited to, all gathering and flowlines and all meters (collectively, "Gathering System Property").

         TO HAVE AND TO HOLD the above described property unto Assignee and its successors and assigns, forever.

         This Conveyance, Bill of Sale and Assignment is made subject to the following:

         (a) Purchase and Sale Agreement dated June 21, 1996 by and between Assignor and Assignee ("Purchase and Sale Agreement").

         (b) The Lease Equipment, Wells, Well Equipment and Gathering System Property are conveyed in "AS IS" condition "WITH ALL FAULTS" and Assignor hereby expressly DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY OF TITLE, EITHER EXPRESS OR IMPLIED, as to the Wells, Well Equipment, Easements, Lease Equipment, Agreements and Gathering System Property.

         (c) ASSIGNOR MAKES NO WARRANTY OF TITLE TO THE LEASE INTERESTS AND THE LEASES, EITHER EXPRESS OR IMPLIED, EXCEPT AS SET FORTH IN THE PURCHASE AND SALE AGREEMENT.

         All of the provisions of this Assignment and Bill of Sale shall be available to and binding upon the respective successors and assigns of the Assignor and Assignee.

         EXECUTED, this 2nd day of July, 1996, but to be effective as of May 1, 1996, at 7:00 a.m. local time.


                                        ASSIGNOR:

                                        TRANSTEXAS GAS CORPORATION




                                        By:_____________________________________
                                            Arnold H. Brackenridge
                                            President and Chief Operating
                                            Officer


                                        TRANSTEXAS TRANSMISSION CORPORATION




                                        By:_____________________________________
                                            Arnold H. Brackenridge
                                            President and Chief Operating
                                            Officer

                                        ASSIGNEE:

                                        THE HOUSTON EXPLORATION COMPANY



                                        By:_____________________________________
                                            James G. Floyd
                                            President and Chief Executive
                                            Officer



STATE  OF  TEXAS          )
                          )
COUNTY OF HARRIS          )

         This instrument was acknowledged before me on this 2nd day of July, 1996, by Arnold H. Brackenridge, President of TRANSTEXAS GAS CORPORATION, a Delaware corporation, on behalf of said corporation.


                                        ________________________________________
                                        Notary Public in and for
                                        the State of TEXAS

                                        ________________________________________
                                        (Printed Name of Notary)

                                        My Commission Expires:__________________

STATE  OF  TEXAS          )
                          )
COUNTY OF HARRIS          )

         This instrument was acknowledged before me on this 2nd day of July, 1996, by Arnold H. Brackenridge, President of TRANSTEXAS TRANSMISSION CORPORATION, a Delaware corporation, on behalf of said corporation.


                                        ________________________________________
                                        Notary Public in and for
                                        the State of TEXAS

                                        ________________________________________
                                        (Printed Name of Notary)

                                        My Commission Expires:__________________


STATE  OF  TEXAS          )
                          )
COUNTY OF HARRIS          )

         This instrument was acknowledged before me on this 2nd day of July, 1996, by James G. Floyd, President of THE HOUSTON EXPLORATION COMPANY, a Delaware corporation, on behalf of said corporation.


                                        ________________________________________
                                        Notary Public in and for
                                        the State of TEXAS

                                        ________________________________________
                                        (Printed Name of Notary)

                                        My Commission Expires:__________________

                                 EXHIBIT "C-2"
                         TO PURCHASE AND SALE AGREEMENT


                                  MINERAL DEED


STATE  OF  TEXAS      )
                      )           KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ZAPATA      )

         That the undersigned TRANSTEXAS GAS CORPORATION, a Delaware corporation and TRANSAMERICAN NATURAL GAS CORPORATION, a Texas corporation (collectively "Grantor"), whose address is 1300 East North Belt, Suite 310, Houston, Texas 77032-2949, for and in consideration of the sum of Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby bargain, sell, transfer, assign and convey unto THE HOUSTON EXPLORATION COMPANY, a Delaware corporation ("Grantee") whose address is 1331 Lamar, Suite 1065, Houston, Texas 77010, the following described property in Zapata County, Texas:

         (a) an undivided 9.5% interest in the mineral estate in and to the lands described in Oil and Gas Lease dated October 9, 1985 from L&B Cattle Company to TransAmerican Natural Gas Corporation recorded in Volume 323, Page 250, et seq. of the Real Property Records of Zapata County, Texas.

         (b) all of Assignor's right, title and interest in and to all mineral fees, royalties and overriding royalties in and under the lands covered by the Oil and Gas Leases described on Exhibit A - Part I attached hereto and made a part hereof.

         TO HAVE AND TO HOLD the above described interests unto Grantee and its successors and assigns forever.

         This Mineral Deed is made without any warranty of title whatsoever.

         EXECUTED, this _____ day of July, 1996, but effective as of May 1, 1996, at 7:00 a.m. local time.


                                        ASSIGNOR:

                                        TRANSTEXAS GAS CORPORATION



                                        By:__________________________________
                                            Arnold H. Brackenridge
                                            President and Chief Operating
                                            Officer


                                        TRANSAMERICAN NATURAL GAS CORPORATION



                                        By:__________________________________
                                            Arnold H. Brackenridge
                                            Executive Vice President


                                        ASSIGNEE:

                                        THE HOUSTON EXPLORATION COMPANY




                                        By:__________________________________
                                            James G. Floyd
                                            President and Chief Executive
                                            Officer

STATE  OF  TEXAS       )
                       )
COUNTY OF HARRIS       )

         This instrument was acknowledged before me on this _____ day of July, 1996, by Arnold H. Brackenridge, President of TransTexas Gas Corporation, a Delaware corporation, on behalf of said corporation.


                                        _____________________________________
                                        Notary Public in and for
                                        the State of TEXAS

                                        _____________________________________
                                        (Printed Name of Notary)

                                        My Commission Expires:_______________


STATE  OF  TEXAS       )
                       )
COUNTY OF HARRIS       )

         This instrument was acknowledged before me on this _____ day of July, 1996, by Arnold H. Brackenridge, Executive Vice President of TransAmerican Natural Gas Corporation, a Texas corporation, on behalf of said corporation.


                                        _____________________________________
                                        Notary Public in and for
                                        the State of TEXAS

                                        _____________________________________
                                        (Printed Name of Notary)

                                        My Commission Expires:_______________

STATE  OF  TEXAS       )
                       )
COUNTY OF HARRIS       )

         This instrument was acknowledged before me on this _____ day of July, 1996, by James G. Floyd, President of The Houston Exploration Company, a Delaware corporation, on behalf of said corporation.


                                        _____________________________________
                                        Notary Public in and for
                                        the State of TEXAS

                                        _____________________________________
                                        (Printed Name of Notary)

                                        My Commission Expires:_______________

                                  EXHIBIT "F"
                         TO PURCHASE AND SALE AGREEMENT


                             ARBITRATION AGREEMENT

         THIS ARBITRATION AGREEMENT ("Agreement") is made and entered on this the _____ day of July, 1996 by and between TransTexas Gas Corporation ("TransTexas") and The Houston Exploration Company ("THEC").

         TransTexas and THEC wish to dispose of their differences promptly and privately without resorting to the high cost and long delays of extensive court litigation, and to obtain a final and binding adjudication of their differences by an impartial arbitrator, all pursuant to the provisions of this Agreement. NOW, THEREFORE, in consideration of the recitals, mutual agreements and benefits contained herein, and intending to be legally bound, the parties hereby mutually agree to the following.

         1. Arbitration. Any dispute, controversy, or claim (the "Dispute") arising out of or relating to Section 5.09 of Purchase and Sale Agreement dated June ___, 1996 by and between TransTexas Gas Corporation, et al. and The Houston Exploration Company (the "PSA") shall be arbitrated pursuant to the terms hereof.

         2. Single Arbitrator. The arbitration shall be conducted before a single neutral arbitrator. The Parties shall use their best efforts to agree on an arbitrator. In the event the Parties cannot agree, either Party may request the Chief Judge of the United States District Court for the Southern District of Texas to make the appointment and obtain acceptance.

         3. Vacancy. In the event of the death, resignation, or incapacity of the Arbitrator, or at any time a vacancy otherwise occurs, the Parties shall use their best efforts to agree on the successor arbitrator. In the event the Parties cannot agree, either Party may request the Chief Judge of the United States District Court for the Southern District of Texas to make the appointment and obtain acceptance. Upon the filling of a vacancy, and after allowing the newly appointed arbitrator sufficient time to familiarize himself or herself with the submissions and proceedings, the proceedings shall be continued without rehearing from the point at which the vacancy occurred, unless the Parties agree otherwise. The new arbitrator shall have the power to determine the extent to which he or she shall act on the record, if any, already made in the arbitration.

         4. Qualifications. Any arbitrator shall be a lawyer admitted to the Bar of the State of Texas who shall have practiced (including service on the bench) for 15 years and shall have significant expertise in the laws regarding oil and gas exploration and development.

         5. Entry of Judgment. The Parties agree that judgment on the arbitration award may be entered by any federal or state court having jurisdiction thereof.

         6. Written Opinion. Any award or portion thereof, whether preliminary or final, shall be in a writing signed by the Arbitrator and shall state the reasons upon which the award or portion thereof is based and shall be based on and accompanied by a written opinion containing findings of fact and conclusions of law. The Arbitrator shall render its final decision on the merits of the dispute based solely on the evidence presented, on the substantive law as applicable to the Dispute and as argued by the Parties, and consistent with the provisions of this Agreement.

         7. Voluntary Agreement. The Parties affirm that they have entered into this Agreement and the arbitration provided for herein voluntarily, knowingly, and after full opportunity for consultation with legal counsel of their choosing. The Parties further affirm that they understand and agree that the final decision of the Arbitrator provided for herein will be final, binding, and unappealable as to all matters rendered therein and hereby waive any and all rights that they now have with regard to the Disputes, whether grounded in state or federal statute, common law, tort, contract, or otherwise, with the exception of rights, if any, pursuant to the final decision of the Arbitrator. The Parties hereby waive their right to appeal the Arbitrator's final decision.

         8. Forum Selection. The Parties agree that the district Courts of Harris County, Texas shall have exclusive jurisdiction over an action brought to enforce the rights and obligations created in or arising from this agreement to arbitrate, and each of the Parties hereto irrevocably submits to the jurisdiction of such Courts.

         9. Governing Substantive Law. The Arbitrator shall determine the rights and obligations of the Parties according to the substantive laws of the State of Texas (excluding conflicts of laws principles) as though acting as a court of the State of Texas.

         10. Time of Proceedings. It is the intent of the Parties that, barring extraordinary circumstances, the arbitration shall be concluded within two weeks after the Arbitrator is selected. The Arbitrator shall use his or her best efforts to issue the final award or awards within a period of five days after closure of the proceedings. Failure to do so shall not be a basis for challenging the award.

         11. Preliminary Meeting. The Arbitrator shall hold a preliminary meeting with the Parties, at a time and place determined by the Arbitrator, for the discussion of procedural matters prior to the issuance of procedural directives by the Arbitrator and for discussion of such other matters as the Arbitrator may determine.

         12. Procedures. The procedure to be followed in any arbitration hereunder shall be as prescribed herein and in such directives that shall be issued by the Arbitrator following consultation with the Parties. Unless otherwise agreed by the Parties, the procedures shall provide for the submissions of briefs by the Parties, the introduction of documents and the oral testimony of witnesses, cross-examination of witnesses, oral arguments, the closure of the proceedings and such other matters as





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the Arbitrator may deem appropriate.  Further, the Arbitrator shall regulate all matters relating to the conduct of the arbitration not otherwise provided for.

         13. Failure to Participate. In the event a Party, having been given notice and opportunity, shall fail or shall refuse to appear or participate in any part of the arbitration, the proceedings shall nevertheless be conducted to conclusion and final award. Any award rendered under such circumstances shall be as valid and enforceable as if both Parties had appeared and participated fully at all stages.

         14. Confidentiality. The Parties and Arbitrator shall treat all aspects of the arbitration proceedings, including without limitation testimony and other evidence, briefs and the award, as strictly confidential except: a) to the extent all Parties otherwise agree in writing; b) as may be appropriate in response to a governmental agency, financing, auditing or legal requirement; or c) except as otherwise provided in this Agreement.

         15. No Ex Parte Communications. No Party or anyone acting on behalf of a Party shall have any private or ex parte communications with the Arbitrator with respect to the subject matter of this arbitration after his or her appointment.

         16. Places of Arbitration. The place of arbitration shall be Houston, Harris County, Texas, unless otherwise agreed by the Parties or unless the Arbitrator designates some other location.

         17. Evidence. The Arbitrator shall apply the Texas Rules of Evidence, except that the Arbitrator shall have the power to admit hearsay to the extent deemed appropriate by the Arbitrator in his or her sole discretion and to make orders with respect to the order and form of testimony of the witnesses as are in the interest of justice and the expeditious resolution of the case. The Arbitrator shall be the exclusive judge of relevance and materiality.

         18. Costs. Each Party shall bear its own costs and each Party shall be responsible to pay one-half of the Arbitrator's fees and expenses.

         IN WITNESS WHEREOF, each of the Parties hereto executes this Agreement as of the day set forth hereinabove.


THE HOUSTON EXPLORATION COMPANY            TRANSTEXAS GAS CORPORATION


By:_____________________________           By:________________________________

Title:___________________________          Title:______________________________





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